SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-15983)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 30  [X]
and
REGISTRATION STATEMENT (No. 811-5251)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 30 [X]
Fidelity Concord Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (April 18, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY CONCORD STREET TRUST:
SPARTAN U.S. EQUITY INDEX FUND
CROSS REFERENCE SHEET

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
FORM N-1A

ITEM NUMBER                                         PROSPECTUS SECTION

1...............................................    Cover Page

2  a............................................    Expenses

    b,c..........................................   Contents; Who May Want To Invest

3  a,b............................................  Financial Highlights

    c...........................................    Performance

    d...........................................    Performance


4  a(i).........................................  Charter


    a(ii).......................................      Investment Principles and Risks; Securities and Investment
                                                      Practices; Fundamental Policies and Restrictions

    b............................................     Securities and Investment Practices

  c.............................................      Who May Want to Invest; Investment Principles and Risks;
                                                      Fundamental Policies and Restrictions

5  a............................................      Charter

    b(i)........................................      Cover Page; Charter; FMR and Its Affiliates

    b(ii).......................................      FMR and its Affiliates; Breakdown of Expenses; Other
                                                      Expenses

    b(iii)......................................      Expenses; Breakdown of Expenses

     c........................................        *

     d............................................    Cover Page; Charter; Breakdown of Expenses; FMR and its
                                                      Affiliates; Other Expenses

     e............................................    FMR and its Affiliates; Other Expenses

     f.............................................   Expenses

    g(i)............................................  Expenses; FMR and its Affiliates; Other Expenses

    g(ii).........................................    *

5  A............................................      *

6   a(i)........................................      Charter

     a(ii).......................................     How to Buy Shares; How to Sell Shares; Investor Services;
                                                      Transaction Details; Exchange Restrictions

     a(iii).....................................      *

     b............................................    *

     c...........................................     How to Buy Shares; Exchange Restrictions

     d...........................................     *

     e...........................................     Cover Page; How to Buy Shares; How to Sell Shares;
                                                      Investor Services; Transaction Details

     f,g.........................................     Dividends; Capital Gains, and Taxes

     h.........................................       *

7   a...........................................      Cover Page; FMR and Its Affiliates

     b...........................................     How to Buy Shares; Transaction Details

     c...........................................     *

     d...........................................     How to Buy Shares

     e...........................................     Other Expenses

     f............................................    Expenses; Breakdown of Expenses; Other Expenses

8  ..............................................     How to Sell Shares; Investor Services; Transaction Details;
                                                      Exchange Restrictions

9  ..............................................     *

* Not Applicable






Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated April
18, 1998. The SAI has been filed with the Securities and Exchange
Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Client
Services, 82 Devonshire Street, Boston, MA 02109 at the appropriate number listed below, or your investment professional.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
RETIREMENT PLAN LEVEL ACCOUNTS
(TRUSTEES, PLAN SPONSORS)
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
Nationwide 1-800-843-3001
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

SPARTAN   (REGISTERED TRADEMARK)
U.S. EQUITY
INDEX
FUND
(fund number 650)
A fund of Fidelity Concord Street Trust
The fund seeks a total return which corresponds to that of the
Standard & Poor's 500 Index.
PROSPECTUS
DATED APRIL 18, 1998
AND
ANNUAL REPORT
FOR THE YEAR ENDED
FEBRUARY 28, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
UEI-pro-0498
701012  52091
CONTENTS


PROSPECTUS
KEY FACTS           5    WHO MAY WANT TO INVEST

                    5    EXPENSES The fund's yearly operating
                         expenses.

                    7    FINANCIAL HIGHLIGHTS A summary of the
                         fund's financial data.

                    9    PERFORMANCE How the fund has done over
                         time.

THE FUND IN DETAIL  10   CHARTER How the fund is organized.

                    10   INVESTMENT PRINCIPLES AND RISKS The
                         fund's overall approach to investing.

                    12   BREAKDOWN OF EXPENSES How operating
                         costs are calculated and what they include.

YOUR ACCOUNT             TYPES OF ACCOUNTS Different ways to set up
                         your account, including tax-advantaged
                         retirement plans.

                         HOW TO BUY SHARES Opening an account
                         and making additional investments.

                         HOW TO SELL SHARES Taking money out and
                         closing your account.

                         INVESTOR SERVICES  Services to help you
                         manage your account.

SHAREHOLDER AND     17   DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES

                    17 TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                    18   EXCHANGE RESTRICTIONS

                    18   APPENDIX

ANNUAL REPORT

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
PERFORMANCE             A-1   How the fund has done over time.

FUND TALK               A-3   The manager's review of fund performance,
                              strategy, and outlook.

INVESTMENT CHANGES      A-6   A summary of major shifts in the fund's
                              investments over the past six months.

INVESTMENTS             A-7   A complete list of the fund's investments with
                              their market values.

FINANCIAL STATEMENTS    A-27  Statement of assets and liabilities, operations,
                              and changes in net assets, as well as financial
                              highlights.

NOTES                   A-31  Notes to the financial statements.

REPORT OF INDEPENDENT   A-36  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           A-37

PROXY VOTING RESULTS    A-38


KEY FACTS


WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States, as measured by the Standard & Poor's 500 Index (S&P 500(registered trademark)).
Because the fund seeks to track, rather than beat, the performance of the S&P 500, the fund is not managed in the same manner as other mutual funds. Bankers Trust Company (BT) generally does not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The value of the fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases and         None
reinvested distributions

Deferred sales charge on redemptions  None

ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays management fees to Fidelity Management & Research Company (FMR) and BT. The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of the fund and are calculated as a percentage of average net assets of the fund. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including this reduction, the total fund operating expenses presented in the table would have been
   0.18    %.
Management fee (after reimbursement)  0.19%

12b-1 fee (Distribution Fee)          None

Other expenses (after reimbursement)  0.00%

Total operating expenses              0.19%
(after reimbursement)

EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in shares of the fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and the fund's annual operating expenses.
                           1 Year  3 Years  5 Years  10 Years

Spartan U.S. Equity Index  $ 2     $ 6      $ 11     $ 24

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.
   Effective April 18, 1997,     FMR has voluntarily agreed to
reimburse the fund to the extent that total operating expenses
(with    the exceptions noted below    ) exceed 0.19% of its average
net assets        through December 31, 1999. If this agreement were
not in effect, the management fee, other expenses and total operating
expenses,    as a percentage of average net assets of the fund,
    would have been 0.24%, 0.24% and 0.48%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   Price Waterhouse LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, which is attached.
   SELECTED PER-SHARE DATA


   Years ended February
28                      1998     1997     1996G    1995     1994     1993F    1992E    1991E    1990E     1989E    1988H

Net asset value,        $ 28.85  $ 23.56  $ 18.02  $ 17.36  $ 16.73  $ 15.77  $ 14.97  $ 11.61  $ 13.23   $ 10.81  $ 10.00
beginning of period

Income from Investment
Operations

 Net investment income  .55D     .51D     .48      .43      .44      .15      .42      .42      .44       .38      .23

 Net realized and        9.29     5.47     5.63     .77      .88      .94      .97      3.38     (1.44)    2.41     .74
 unrealized gain (loss)

 Total from investment   9.84     5.98     6.11     1.20     1.32     1.09     1.39     3.80     (1.00)    2.79     .97
 operations

Less Distributions

 From net investment     (.54)    (.49)    (.46)    (.43)    (.44)    (.13)    (.43)    (.44)    (.48)     (.35)    (.16)
 income

 From net realized gain  (.25)    (.20)    (.11)    (.07)    (.25)    --       (.16)    --       (.14)     (.02)    --

 In excess of net        --       --       --       (.04)    --       --       --       --       --        --       --
 realized gain

 Total distributions     (.79)    (.69)    (.57)    (.54)    (.69)    (.13)    (.59)    (.44)    (.62)     (.37)    (.16)

Net asset value,        $ 37.90  $ 28.85  $ 23.56  $ 18.02  $ 17.36  $ 16.73  $ 15.77  $ 14.97  $ 11.61   $ 13.23  $ 10.81
end of period

Total returnB,C          34.65%   25.87%   34.37%   7.17%    8.06%    6.93%    9.59%    33.13%   (7.98)%   26.30%   9.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of
period                   $ 11,177  $ 6,487  $ 4,113  $ 2,235  $ 1,892  $ 1,472  $ 1,455  $ 960   $ 436   $ 304   $ 35
(In millions)

Ratio of expenses to      .20%      .28%     .28%     .28%     .28%     .28%A    .28%     .28%    .28%    .28%    .28%A
average net assetsI

Ratio of expenses to      .19%J     .26%J    .25%J    .28%     .28%     .28%A    .28%     .28%    .28%    .28%    .28%A
average net assets after
expense reductions

Ratio of net investment    1.66%     2.00%    2.34%    2.65%    2.59%    2.95%A   2.78%    3.14%   3.55%   3.79%   4.56%A
income to average net
assets

Portfolio turnover rate    2%        3%       1%       11%      4%       28%A     6%       4%      2%      10%     3%A

Average commission         $ .0245   $ .0237
rateK



   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE YEAR ENDED OCTOBER 31
   F FOR THE FOUR MONTHS ENDED FEBRUARY 28, 1993
   G FOR THE YEAR ENDED FEBRUARY 29
   H FOR THE PERIOD FEBRUARY 17, 1988 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1988
   I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from March 1 through February 28. The tables below show the fund's performance over past fiscal years. The chart on page presents calendar year performance for the fund compared to different measures, including a competitive funds average. AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                  Past 1       Past 5       Past 10
February 28, 1998                     year         years        years

Spartan U.S.                           34.65%       21.40%       17.64%
Equity Index

S&P 500                                35.01%       21.69%       17.98%

Lipper S&P 500 Index Obj. Funds Avg.   34.20%       21.17%       17.31%


CUMULATIVE TOTAL RETURNS

Fiscal periods ended                  Past 1       Past 5        Past 10
February 28, 1998                     year         years         years

Spartan U.S.                           34.65%       163.74%       407.70%
Equity Index

S&P 500                                35.01%       166.84%       422.55%

Lipper S&P 500 Index Obj. Funds Avg.   34.20%       161.19%       393.92%


If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
THE COMPETITIVE FUNDS AVERAGE is the Lipper S&P 500 Index Objective Funds Average. As of February 28, 1998, the average reflected the
performance of    70     mutual funds with similar investment
objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
S&P 500 is a widely recognized, unmanaged index of common stocks.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, please call Fidelity Client Services at the appropriate number listed on the front cover. TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years  1989 1990 1991 1992 1993 1994    1995 1996 1997
SPARTAN U.S. EQUITY INDEX  31.45% -3.63% 30.16% 7.35% 9.80% 1.09%
37.18% 22.73%    33.04    %
S&P 500  31.69% -3.10% 30.47% 7.62% 10.08% 1.32% 37.58% 22.96% 33.36%
Lipper S&P 500 Index Objective
Funds Average  30.58% -3.57% 29.64% 7.12% 9.53% .91% 36.84% 22.30%
32.60%
Consumer Price Index  4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54% 3.32%
1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 31.45
Row: 3, Col: 1, Value: -3.63
Row: 4, Col: 1, Value: 30.16
Row: 5, Col: 1, Value: 7.35
Row: 6, Col: 1, Value: 9.800000000000001
Row: 7, Col: 1, Value: 1.09
Row: 8, Col: 1, Value: 37.18
Row: 9, Col: 1, Value: 22.73
Row: 10, Col: 1, Value: 33.04
(LARGE SOLID BOX) Spartan U.S.
Equity Index
THE FUND IN DETAIL


CHARTER
SPARTAN U.S. EQUITY INDEX IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 10, 1987.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which handles its business affairs. BT, the fund's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the performance of its duties.
As of February 28, 1998, FMR advised funds having approximately
   36     million shareholder accounts with a total value of more than
$   568     billion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
BT AND ITS AFFILIATES
BT is the sub-adviser of the fund, and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for the fund, places orders to buy, sell and lend the fund's investments and manages the fund in accordance with its investment objectives and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
BT may use FMR and BT broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States.
To achieve this objective, the fund attempts to duplicate the composition and total return of the S&P 500. The S&P 500 is made up of 500 common stocks, most of which trade on the New York Stock Exchange
(NYSE). Standard & Poor's (S&P) is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. The S&P 500 is a widely recognized, unmanaged index of common stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. Total returns for the S&P 500 assume reinvestment of dividends but do not include the effect of brokerage commissions, or other fees. At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
Under normal conditions the fund seeks to invest 90% of its assets in equity securities of companies that compose the S&P 500. If the fund's assets drop below $20 million, the percentage of the fund's assets invested in such securities may drop to as low as 65%.
The fund may not always hold all of the same securities as the S&P
500. BT may choose, if extraordinary circumstances warrant, to exclude an index stock from the fund and substitute a similar stock if doing so will help the fund achieve its objective.
The fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the fund's portfolio may cause differences in performance. Even if the fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the S&P 500 are valued. The fund normally values all of its investments at 4:00 p.m. Eastern time. The S&P 500 is valued by its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the S&P 500's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 98% or better correlation between its total return and the total return of the S&P 500. FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the S&P 500 over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 98% or better, the trustees will consider alternative arrangements.
BT believes that with total assets of $20 million or more, the fund will replicate the investment results of the S&P 500 with a relatively small margin of tracking error.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. BT may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as BT intends. Also, as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
The fund may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.
BT normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
BT may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve
its goal. Fund holdings and        recent investment strategies are
detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call Fidelity Client Services at the appropriate number listed on the front cover.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
BT can use these practices in its efforts to track the return of the S&P 500. If BT judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by BT, under the supervision of the Board of Trustees and FMR, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in
repurchase agreements, and in money market fund   s, including
those     available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on a money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. BT receives a portion of securities lending income as a sub-advisory fee. Securities lending could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR and the fund pay sub-advisory fees to BT for managing the fund's investments, administering its securities lending program, and for custodial services. The fund also pays OTHER EXPENSES, which are explained below.
MANAGEMENT AND SUB-ADVISORY FEES
Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR, and an estimated sub-advisory fee of
   less than 0.01%     payable to BT (representing 40% of net income
from securities lending).
BT IS THE FUND'S SUB-ADVISER under an agreement with FMR and the fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to the fund.
For investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While the management and sub-advisory fees are significant components of the fund's annual operating costs, the fund has other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for the fund and maintains the fund's general accounting records.
For the fiscal year ended February 1998, the fund paid transfer agency
and pricing and bookkeeping fees equal to 0.   20    % and
0.   01    %, respectively, of the fund's average net assets. These
amounts are before expense reductions, if any.
The fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended February
1998 was    2    %. This rate varies from year to year.
YOUR ACCOUNT


TYPES OF ACCOUNTS
If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are
listed    at the right    .
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity Client Services directly, as appropriate. WAYS TO SET UP YOUR ACCOUNT
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application. For more specific information, call Fidelity Client Services at the appropriate number listed on the front cover.
TAX-ADVANTAGED RETIREMENT PLANS
Fidelity can set up your new account in the fund under one of several plans that provide tax-advantaged ways to save for retirement.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) PROFIT SHARING OR MONEY PURCHASE PENSION PLANS (KEOGHS) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PLANS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) DEFINED BENEFIT PLANS are open to corporations of all sizes to benefit their employees.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.

HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page P-28. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
Share certificates are not available for fund shares.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account by wire as described on page P-21. If there is no account application accompanying this prospectus, call Fidelity Client Services at the appropriate number listed on the front cover.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(solid bullet) Mail an account application with a check, (solid bullet) Place an order and wire money into your account, (solid bullet) Open your account by exchanging from another Fidelity fund, or
(solid bullet) Contact your investment professional.
   If you invest in this fund through an employer-sponsored retirement plan, some of the instructions, shareholder services and phone numbers that follow will not apply. Call your institutional representative for additional information.
If you buy shares by check or Fidelity Money LineR, and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
SECURITIES EXCHANGE. Shares of the fund may be purchased in exchange for securities you hold which meet the fund's investment objective, policies, and limitations. FDC reserves the right to refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange.
For further information, call Fidelity Client Services at the appropriate number listed on the front cover. DO NOT SEND SECURITIES TO THE FUND OR TO FDC.
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT $100,000
For certain Fidelity retirement
accounts} $500
TO ADD TO AN ACCOUNT $2,500
For certain Fidelity retirement
accounts} $250
MINIMUM BALANCE $100,000
For certain Fidelity retirement
accounts} $500
} THESE LOWER MINIMUMS APPLY TO FIDELITY ROLLOVER IRA AND KEOGH
ACCOUNTS.
There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.

   TO OPEN AN ACCOUNT  TO ADD TO AN ACCOUNT


Phone  (solid bullet) Exchange from          (solid bullet) Exchange from another
       another Fidelity fund                 Fidelity fund account with the
       account with the                      same registration, including
       same registration,                    name, address, and taxpayer
       including name,                       ID number.
       address, and taxpayer                 (solid bullet) Use Fidelity Money Line to
       ID number.                            transfer from your bank
                                             account. Call before your first
                                             use to verify that this service
                                             is in place on your account.
                                             Minimum: $250. Maximum:
                                             up to $100,000.

Mail   (solid bullet) Complete and sign      (solid bullet) Make your check payable to
       the account                           "Spartan U.S. Equity Index
       application. Make                     Fund." Indicate your fund
       your check payable                    account number on your check
       to "Spartan U.S.                      and mail to the address printed
       Equity Index Fund."                   on your account statement.
       Mail to the address                   (solid bullet) Exchange by mail: call Fidelity
       indicated on the                      Client Services at the
       application.                          appropriate number listed on
                                             the front cover for instructions.

Wire   (solid bullet) Call Fidelity Client   (solid bullet) You must sign up for the wire
       Services at the                       feature before using it. Call
       appropriate number                    Fidelity Client Services at the
       listed on the front                   appropriate number listed on
       cover before 4:00                     the front cover before 4:00
       p.m. Eastern time to                  p.m. Eastern time for
       set up your account                   instructions.
       and to arrange a wire                 (solid bullet) Not available for retirement
       transaction.                          accounts.
       (solid bullet) Not available for
       retirement accounts.



HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $100,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINEr, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(solid bullet) You wish to redeem more than $100,000 worth of shares, (solid bullet) Your account registration has changed within the last 30 days,
(solid bullet) The check is being mailed to a different address than the one on your account (record address), (solid bullet) The check is being made payable to someone other than the account owner,
(solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration, or (solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(solid bullet) Your name,
(solid bullet) The fund's name,
(solid bullet) Your fund account number, (solid bullet) The dollar amount or number of shares to be redeemed, and
(solid bullet) Any other applicable requirements listed in the following table.
Mail your letter to the following address:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
Unless otherwise instructed, the transfer agent will send a check to the record address.





                                                     ACCOUNT TYPE        SPECIAL REQUIREMENTS

Phone                                                All account types   (solid bullet) Maximum check request:
                                                     except retirement   $100,000.
                                                                         (solid bullet) For Money Line transfers to
                                                                          your bank account. Minimum:
                                                                          $2,500 Maximum: up to
                                                                          $100,000.
                                                      All account types   (solid bullet) You may exchange to other
                                                                          Fidelity funds if both accounts
                                                                          are registered with the same
                                                                          name(s), address, and taxpayer
                                                                          ID number.

                                                      Retirement account  (solid bullet) If you have invested through an employer-sponsored
                                                                          retirement plan, contact your
                                                                          employer or call your Fidelity
                                                                          toll-free retirement number or
                                                                          call Fidelity Client Services at
                                                                          the appropriate number listed
                                                                          on the front cover.

Mail or in Person                                     Retirement account  (solid bullet) The account owner should complete a retirement
                                                                          distribution form. If you have
                                                                          invested through an
                                                                          employer-sponsored
                                                                          retirement plan, contact your
                                                                          employer or call your Fidelity
                                                                          toll-free retirement number, or
                                                                          call Fidelity Client Services at
                                                                          the appropriate number listed
                                                                          on the front cover to request
                                                                          one.

                                                      Trust               (solid bullet) The trustee must sign the letter
                                                                          of instruction indicating
                                                                          capacity as trustee. If the
                                                                          trustee's name is not in the
                                                                          account registration, provide a
                                                                          copy of the trust document
                                                                          certified within the last 60 days
                                                                          with the letter of instruction
                                                                          (with signature guaranteed).

                                                      Business or         (solid bullet) At least one person authorized
                                                      Organization        by corporate resolution to act on
                                                                          the account must sign the letter
                                                                          of instruction (with signature
                                                                          guaranteed).
Wire                                                  All account types   (solid bullet) You must sign up for the wire
                                                      except retirement   feature before using it. To verify
                                                                          that it is in place, call Fidelity
                                                                          Client Services at the
                                                                          appropriate number listed on the
                                                                          front cover. Minimum wire:
                                                                          $100,000.
                                                                          (solid bullet) Your wire redemption request
                                                                          must be received in proper form
                                                                          by Fidelity before 4:00 p.m.
                                                                          Eastern time for money to be
                                                                          wired on the next business day.

TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118



INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(solid bullet) Account statements (quarterly for retirement plans/monthly for all others)
(solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity Client Services at the appropriate number listed on the front cover if you need additional copies of financial reports and prospectuses.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with Fidelity for banks, corporations, and other institutions that wish to open multiple accounts (a master account and sub-accounts). If you wish to utilize Fidelity's sub-accounting facilities or other special services for individual or multiple accounts, you will be required to enter into a separate agreement with Fidelity. Charges for these services, if any, will be determined on the basis of the level of services to be rendered. Sub-accounts may be opened with the initial investment or at a later date and may be established with registration either by name or by number.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page P-28.
FIDELITY MONEY LINEr enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September, and December. Capital gains are distributed in April and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.
You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line(registered trademark) redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line(registered trademark) have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $100,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
For purposes of determining the minimum balance, multiple accounts registered in the same name within the fund will be aggregated. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to
   3.00 % of the amount exchanged. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
APPENDIX
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Product, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The fund (Product) is not sponsored, endorsed, sold, or promoted by S&P, a division of McGraw-Hill, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to Fidelity (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed, and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing, or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Product.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by FDC.
Fidelity Money Line is a registered trademark of FMR Corp.




[THIS PAGE INTENTIONALLY LEFT BLANK.]

FIDELITY CONCORD STREET TRUST:
SPARTAN U.S. EQUITY INDEX FUND
CROSS REFERENCE SHEET
FORM N-1A ITEM NUMBER
PART B STATEMENT OF ADDITIONAL INFORMATION CAPTION
10a,b Cover Page
11 Cover Page
12 *
13a,b,c Investment Policies and Limitations
d Portfolio Transactions
14a,b Trustees and Officers
c Trustees and Officers
15a Description of the Trust
b Description of the Trust
c Trustees and Officers
16a(i) FMR; Trustees and Officers
a(ii) Trustees and Officers
a(iii),b Management Contract
c Management Contract
d *
e *
f Distribution and Service Plan
g *
h Description of the Trust
i Contracts with FMR Affiliates
17a Portfolio Transactions
b Portfolio Transactions
c Portfolio Transactions
d *
e *
18a Description of the Trust
b *
19a Additional Purchase, Exchange, and Redemption Information
b Valuation of Fund Securities
c *
20 Distributions and Taxes
21a(i,ii) Contracts with FMR Affiliates
a(iii),b,c *
22a *
b Performance
23 Financial Statements
 .
*Not Applicable

SPARTAN   (registered trademark)     U.S. EQUITY INDEX FUND
A FUND OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
APRIL 18, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated April 18, 1998). Please retain this document for future reference. To obtain a free additional copy of the Prospectus and Annual Report, please call Fidelity Client Services at the appropriate number listed below, or your investment professional.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
RETIREMENT PLAN LEVEL ACCOUNTS (TRUSTEES, PLAN SPONSORS)
 Corporate Clients      1-800-962-1375
 "Not for Profit" Clients      1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
 Nationwide       1-800-843-3001
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       20

Portfolio Transactions                                    24

Valuation                                                 25

Performance                                               25

Additional Purchase, Exchange and Redemption Information  27

Distributions and Taxes                                   28

FMR                                                       28

BT                                                        28

Trustees and Officers                                     28

Management Contract                                       30

Distribution and Service Plan                             32

Contracts with FMR Affiliates                             32

Contracts with BT Affiliates                              33

Description of the Trust                                  33

Financial Statements                                      33

Appendix                                                  34

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
Bankers Trust Company (BT)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
CUSTODIAN
BT
UEI-ptb-0498
701929
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. BT may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder
or by the issuer) into shares of    the     underlying common stock
(or cash    or     securities of equivalent value) at a stated
exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of
princip   al     at maturity for certain types of convertible
securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of
convertible securities may also be expected to increase. At th   e
same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that BT will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by BT.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on BT's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as BT anticipates. For example, if a currency's value rose at a time when BT had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If BT hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if BT increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that BT's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when BT determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. BT will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and options premiums.
BT also intends to follow certain other limitations on the fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of a fund's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, BT may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by BT to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days and over-the-counter options. Also, BT may determine some restricted securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES. Indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500 or comparable stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the S&P 500 as accurately as direct investments in the S&P 500.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
OTHER INVESTMENT COMPANIES. A fund may purchase the shares of other investment companies.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR affiliate. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR affiliate. Such transactions may increase fluctuations in the market value of the fund assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp. The fund will not lend securities to BT or its affiliates. BT receives a portion of securities lending income earned by the fund.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BT or, under certain circumstances, FMR or an FMR affiliate, to be of good standing. Furthermore, they will only be made if, in BT's judgment, the consideration to be earned from such loans would justify the risk.
BT understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If a fund cannot recover the loaned securities on termination, a fund may sell the collateral and purchase a replacement investment in the market.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.
The most significant factor in the performance of swap agreements is the change in value of the specific index or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by BT pursuant to authority contained in the management contract and sub-advisory agreement. BT is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, BT considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
   Generally, commissions for investments traded on foreign exchanges
will be higher than for investments traded on U.S. exchanges a    nd
may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of
accounts;    an    d effect securities transactions and perform
functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers    for transactions in equity
securitie    s is generally made by BT (to the extent possible
consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by BT's investment staff based primarily upon the quality of execution services provided.
   For transactions in fixed-income securities, BT's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to BT in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other BT clients may be useful to BT in carrying
out its obligations to    a     fund. The receipt of such research has
not reduced BT's normal independent research activities; however, it enables BT to avoid the additional expenses that could be incurred if BT tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also
be purchased from underwriters at prices t    hat include underwriting
fees.
Subject to applicable limitations of the federal securities laws,
the    fund may pay a broker-dea    ler commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, BT must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or BT's overall responsibilities to that
fund or     its other clients. In reaching this determination, BT will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
BT is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan     (FBS   J    ), indirect subsidiaries of FMR
Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of Bankers Trust New York Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The    Trustees of the fund     periodically review BT's performance
of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended February 28, 1998 and 1997, the fund's
portfolio turnover rates were    2    % and 3%, respectively.
For the fiscal years ended February 1998, 1997, and 1996, the fund
paid brokerage commissions of $   468,000    , $103,000, and $788,000,
respectively.    Significant changes in brokerage commissions paid by
the fund from year to year may result from changing asset levels
throughout the year.     The fund    may     pay both commissions and
spreads in connection with the placement of portfolio transactions.
   During the fiscal years ended February 1998, 1997, and 1996, the fund paid brokerage commissions of $27,000, $4,000, and $7,000, respectively, to NFSC. NFSC is paid on a commission basis. During the fiscal year ended February 1998, this amounted to approximately 5.76% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 7.38% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
During the fiscal year ended February 1998, the fund paid
$   249,000     in brokerage commissions to firms that provided
research services involving approximately $   436,694,000     of
transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may
apply that could, among other things, limit the amo    unt of
securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR or i   ts affiliates,
investment decisions for the fund are made by BT and are independent from those of other funds managed by FMR or BT or accounts managed by FMR or BT affiliates. It sometimes happens that the same security is
held in the portfolio of more than one of the    se funds or accounts.
Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment manager and BT as sub-adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A    fun    d may illustrate performance using moving
averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On February 27, 1998, the 13-week and 39-week long-term moving averages
were $   35.34     and $   33.94    , respectively.
       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for the fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following table shows the fund's total
returns for    the     periods ended February 28, 1998.

     Average Annual Total Returns          Cumulative Total Returns




                           One             Five                            One             Five             Ten

                           Year            Years           Ten             Year            Years            Years

                                                           Years





Spartan U.S. Equity Index      34.65    %      21.40    %      17.64    %      34.65    %      163.74    %      407.70    %



If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended February 28, 1998, a hypothetical
$100,000 investment in the fund would have grown to $   507,700    ,
assuming all distributions were reinvested. Total returns are based on
past results and are not an indication of future    perf    ormance.
Tax consequences of different investments have not been factored into the figures below.
SPARTAN U.S. EQUITY INDEX FUND                  INDICES


Fiscal
Year     Value of   Value of      Value of       Total         S&P 500            DJIA              Cost of
Ended    Initial    Reinvested    Reinvested     Value                                              Living
         $100,000   Dividend      Capital Gain
         Investment Distributions Distributions

   1998  $ 366,538  $ 111,779  $ 29,383      $    507,700      $    522,550      $    551,256         $ 139,569

   1997  $ 279,014  $ 78,712   $ 19,316         $ 377,042         $ 387,065         $ 436,116         $ 137,586

   1996  $ 227,853  $ 58,315   $ 13,391         $ 299,559         $ 306,798         $ 340,623         $ 133,534

   1995  $ 174,275  $ 39,555   $ 9,098          $ 222,928         $ 227,761         $ 243,291         $ 130,086

   1994  $ 167,892  $ 32,763   $ 7,358          $ 208,013         $ 212,161         $ 226,214         $ 126,466

   1993  $ 161,799  $ 26,509   $ 4,193          $ 192,501         $ 195,826         $ 193,502         $ 123,362

   1992  $ 150,677  $ 19,861   $ 3,905          $ 174,443         $ 176,945         $ 182,100         $ 119,483

   1991  $ 135,687  $ 13,315   $ 1,785          $ 150,787         $ 152,529         $ 155,577         $ 116,207

   1990  $ 123,114  $ 7,445    $ 1,620          $ 132,179         $ 133,039         $ 136,486         $ 110,345

   1989  $ 108,414  $ 2,826    $ 209            $ 111,449         $ 111,886         $ 112,997         $ 104,828


Explanatory Notes: With an initial investment of $100,000 in the fund on March 1, 1988, the net amount invested in fund shares was $100,000. The cost of the initial investment ($100,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   165,432    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   42,070     for dividends and $   11,992     for
capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of February 28, 1998, FMR advised over $   31     billion in
municipal fund assets, $   102     billion in money market fund
assets, $   428     billion in equity fund assets, $   75     billion
in international fund assets, and $   28     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future,
the NYSE may modify its holiday schedule at any time.    In addition,
on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to
purchase or redeem shares. In addition, trading in some of    a
fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 (the Rule) under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the    P    rospectus, the fund has notified shareholders that it
reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government
   securities     may be exempt from state and local taxation. Gains
(losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease)
dividend distribution.    If the fund's distributions exceed its net
investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby
reducing each shareholder's cost basis in the fund.     Short-term
capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of February 28, 1998, the fund hereby designates approximately
$   63,569,000     as a capital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
   The fund is treated as a separate entity from the other funds of Fidelity Concord Street Trust for tax purposes.
If    a     fund purchases shares in certain foreign investment
entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on
   a     fund with respect to deferred taxes arising from such
distributions or gains. Generally, the fund will elect to
mark-to-market    any     PFIC shares. Unrealized gains will be
recognized as income for    tax     purpose   s     and must be
distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors
should consult their tax advisers to determine whether    a     fund
is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
BT
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded
in 1903. As of December 31, 199   7,     Bankers Trust New York
Corporation was the seventh largest bank holding company in the United
States with total assets of approximately $1   4    0 billion. BT is a
worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets.
Investment management is a core business of BT with    over $250
billion in assets under management globally. Of that total,    over
$100     billion are in U.S. equity index assets. This makes BT one of the nation's leading managers in index funds.
BT has been advised by counsel that BT currently may perform the services for the fund described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of Fidelity Investments Money Management, Inc.    (1998)    ,
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor. Mr. Gates is a Dire   ctor of     LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products).    Mr. Gates also is a Trustee of the Forum for
International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of Fidelity Investments Money Management, Inc. (199   8    ),
Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income F   und
    (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute
(1987   -    1993).
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended February 28, 1998, or calendar year ended December 31, 1997, as applicable. COMPENSATION TABLE


Trustees                       Aggregate                   Total
and                            Compensation                Compensation
Members of the Advisory Board     from Spartan U.S.               from the
                                      Equity IndexB,C,D    Fund Complex*   ,    A

J. Gary Burkhead**             $    0                      $ 0

Ralph F. Cox                   $    3,304                     $ 214,500

Phyllis Burke Davis            $    3,263                     $ 210,000

Robert M. Gates***             $    3,362                     $ 176,000

Edward C. Johnson 3d**         $    0                         $     0

E. Bradley Jones               $    3,284                     $ 211,500

Donald J. Kirk                 $    3,284                     $ 211,500

Peter S. Lynch**               $    0                         $     0

William O. McCoy****           $    3,382                     $ 214,500

Gerald C. McDonough            $    4,099                     $ 264,500

Marvin L. Mann                 $    3,253                     $ 214,500

Robert C. Pozen**              $    0                         $     0

Thomas R. Williams             $    3,304                     $ 214,500


* Information is for the calendar year ended December 31, 1997 for
   230     funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
*** Mr. Gates was elected to the Board of Trustees on March 19, 1997. **** Mr. McCoy was elected to the Board of Trustees on March 19, 1997. A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B     Compensation figures include cash,    and may include
amounts     required to be deferred and amounts deferred at the
election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee   :     Ralph F. Cox, $   1,562;     Phyllis
Burke Davis, $   1,561;     Robert M. Gates, $   1,581;     E. Bradley
Jones, $   1,561;     Donald J. Kirk, $   1,561;     William O. McCoy,
$   1,581;     Gerald C. McDonough, $   1,822;     Marvin L. Mann,
$   1,562;     and Thomas R. Williams, $   1,562    .
D    C    ertain of the non-interested Trustees' aggregate
compensation from the fund includes accrued voluntary deferred
compensation as follows: Ralph F. Cox, $   1,304;     Marvin L. Mann,
$   1,304;     and Thomas R. Williams, $   1,304    .
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of February 28, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
As of February 28, 1998, the following owned of record or beneficially 5% or more of the fund's outstanding shares: State of North Carolina, North Carolina (9.34%).
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated December 5, 1997, which was approved by shareholders on November 19, 1997.
Prior to December 5, 1997, FMR was the fund's manager pursuant to a management contract dated January 13, 1988, which was approved by shareholders on October 19, 1988.
MANAGEMENT AND SUB-ADVISORY SERVICES. The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and, subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund and provides custodial services to the fund.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. MANAGEMENT AND SUB-ADVISORY FEES. For the services of FMR under the contract, the fund pays FMR and BT monthly management and sub-advisory fees at the annual rate of 0.24% of its average net assets throughout the month. These fees include management fees of 0.24% payable to FMR and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). FMR has voluntarily agreed to reimburse the fund if and to the extent that
   the fund's     expenses, including management fees (but excluding
sub-advisory fees associated with securities lending, interest, taxes,
brokerage commissions,    or     extraordinary expenses), are in
excess of an annual rate of 0.19% of its average net assets through December 31, 1999. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by
FMR will increase the fund's total returns   ,     and repayment of
reimbursement by the fund will lower its total returns.
SUB-ADVISER. The fund and FMR have entered into    a     sub-advisory
agreement with BT. Pursuant to the sub-advisory agreement, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
Under the sub-advisory agreement, for providing investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, under the sub-advisory agreement, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
For the fiscal years ended February 1998, 1997, and 1996, the fund
paid FMR management fees of $   0    ,    $373,000    , and $   0    ,
respectively, and for the period from December 5, 1997 to February 28,
1998, paid BT sub-advisory fees of $   4,000    .    For the fiscal
year ended February 28, 1998, FMR paid BT fees of $142,480.
The table below shows the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

                  Periods of                            Aggregate   Fiscal Years  Management           Amount of
                  Expense Limitation                    Operating   Ended         Fee                  Management
                   From To                              Expense     February      Before               Fee
                                                        Limitation                Reimbursement        Reimbursement

Spartan U.S.
Equity            April 18,              February       0.19%       1998          $    23,054,000      $    23,054,000
Index Fund        1997                   28, 1998

                  March 1,            April 17,         0.28%
                  1997                1997

                  March 1,            February          0.28%       1997          $    14,132,000      $    13,759,000
                  1996                28, 1997

                  March 1,            February          0.28%       1996          $    8,642,000       $    8,642,000
                  1995                29, 1996


DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for fund shares.
FMR made no payments    either directly or through FDC     to third
parties for the year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders on October 19, 1988.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreement, FIIOC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FIIOC receives an account fee
and an asset-based fee each    paid monthly with respect to each
account in the fund. For retail accounts and certain institutional
accounts, these fees are     based on account size and fund type.
   For     certain institutional retirement accounts,    these fees
are     based on fund type. F   or certain other institutional
retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type.
    The account fees are subject to increase based on posta   ge
rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended February 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $   824,000    , $812,000, and
$764,000, respectively.
Effective December 5, 1997, FSC no longer administers the fund's securities lending program. For administering the fund's securities lending program prior to that date, FSC received fees based on the number and duration of individual securities loans. For the fiscal years ended February 1998, 1997, and 1996, the fund paid to FSC
securities lending fees of $   4,000    , $   3,000    , and
$   2,000    , respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH BT AFFILIATES
BT is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. However, a fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the S&P 500. The Bank of New York and the Chase Manhattan Bank each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
BT's fees for custodial services to the fund are included in the fees payable under the sub-advisory agreements.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan U.S. Equity Index Fund is a fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated July 10, 1987 and supplemented December 1, 1988. The trust's name was changed from Fidelity Institutional Trust to Fidelity Concord Street Trust by a Supplement to the Declaration of Trust dated May 13, 1997. The Declaration of Trust was supplemented further on June 6, 1997 to incorporate changes approved by shareholders on March 19, 1997. Currently, there are five funds of the trust: Spartan U.S. Equity Index Fund, Fidelity U.S. Bond Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, and Spartan Total Market Index Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
AUDITOR.    Price Waterhouse LLP, 160 Federal Street, Boston,
Massachusetts,     serves as the fund's independent accountant. The
auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended February 28, 1998, and report of the auditor, are included in the fund's Annual Report, which is attached to the fund's prospectus. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity Client Services at the appropriate number listed on
the front cover, 82 Devonshire Street, Boston, MA 02109   , or your
investment professional    .
APPENDIX
APPENDIX: ABOUT THE STANDARD & POOR'S 500 INDEX
   ABOUT THE S&P 500    . The S&P 500 is a well-known stock market
index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price), with the
   51     la   rgest stocks currently comprising approximately 50% of
the index's value. The composition of the S&P 500 is determine    d by
Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the fund bears.
Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.
The following is a list of the 500 stocks comprising the S&P 500 as of February 28, 1998.
3 Com Corp.
Abbott Labs
Adobe Systems
Advanced Micro Devices Inc.
Aeroquip-Vickers Inc.
Aetna Inc.
Ahmanson (H.F.) & Co.
Air Products & Chemicals Inc.
Airtouch Communications
Alberto   -    Culver Co.
Albertson's Inc.
Alcan Aluminum Ltd.
Allegheny Teledyne Inc.
Allergan, Inc.
Allied-Signal Inc.
Allstate Corp.
ALLTEL Corp.
Aluminum Co. of America
ALZA Corp. Cl. A
Amerada Hess Corp.
Ameren Corp.
American Electric Power Inc.
American Express Co.
American General
American Greetings Cl. A
American Home Products Corp.
American Int'l. Group Inc.
American Stores Co.
Ameritech Corp.
Amgen Inc.
Amoco Corp.
AMP Inc.
AMR Corp.
Anadarko Petroleum
Andrew Corp.
Anheuser-Busch Cos. Inc.
Aon Corp.
Apache Corp.
Apple Computer Inc.
Applied Materials Inc.
Archer-Daniels-Midland Co.
Armco Inc.
Armstrong World Industries Inc.
ASARCO Inc.
Ashland Inc.
AT&T Corp.
Atlantic Richfield Co.
Autodesk, Inc.
Automatic Data Processing Inc.
AutoZone Inc.
Avery Dennison Corp.
Avon Products Inc.
Baker Hughes Inc.
Ball Corp.
Baltimore Gas & Electric Co.
Banc One Corp.
Bank of New York Inc.
BankAmerica Corp.
Bankboston Corp.
Bankers Trust N.Y. Corp.
Bard (C.R.) Inc.
Barrick Gold Corp.
Battle Mountain Gold
Bausch & Lomb Inc.
Baxter International Inc.
Bay Networks Inc.
BB & T Corp.
Bect   on    , Dickinson & Co.
Bell Atlantic Corp.
BellSouth Corp.
Bemis Company
Beneficial Corp.
Best Foods Inc.
Bethlehem Steel Corp.
Biomet, Inc.
Black & Decker Corp.
Block H&R Inc.
Boeing Company
Boise Cascade Corp.
Boston Scientific Corp.
Briggs & Stratton Corp.
Bristol-Myers Squibb Co.
Brown-Forman Corp.
Browning-Ferris Industries Inc.
Brunswick Corp.
Burlington Northern Santa Fe Corp.
Burlington Resources Inc.
Cabletron Sys Inc.
Campbell Soup Co.
Cardinal Health   ,     Inc.
Carolina Power & Light Co.
Case Corp.
Caterpillar Inc.
CBS Corp.
Cend   a    nt Corporation
Centex Corp.
Central & South West Corp.
Ceridian Corp.
Champion International Corp.
Charles Schwab
Charming Shoppes Inc.
Chase Manhattan Corp.
Chevron Corp.
Chrysler Corp.
Chubb Corp.
CIGNA Corp.
Cincinnati Financial
Cincinnati Milacron Inc.
CINergy Corp.
Circuit City Group
Cisco Systems Inc.
Citicorp
Clear Channel Communications
Clorox Co.
Coastal Corp.
Coca Cola Co.
Cognizant Corp.
Colgate-Palmolive Co.
Columbia Energy Group
Columbia   /    HCA        Healthcare Corp.
Comcast Class A Special
Comerica Inc.
C   OMPAQ     Computer Corp.
Computer Associates Intl. Inc.
Computer Sciences Corp.
ConAgra Inc.
Conseco Inc.
Consolidated Edison Hldgs.
Consolidated Natural Gas Co.
Consolidated Stores
Cooper Industries Inc.
Cooper Tire & Rubber Co.
Coors (Adolph) Co.
CoreStates Financial Corp.
Corning Inc.
Costco Co.
Countrywide Credit Indus   .     Inc.
Crane Co   mpany
Crown Cork & Seal Inc.
CSX Corp.
Cummins Engine Co. Inc.
CVS Corp.
Cyprus Amax Minerals Co.
Dana Corp.
Darden Restaurants Inc.
Data General Corp.
Dayton Hudson Corp.
Deere & Co.
Dell Computer
Delta Air Lines Inc.
Deluxe Corp.
Digital Equipment Corp.
Dillard Inc.
Dominion Resources Inc.
Donnelley (R.R.) & Sons Co.
Dover Corp.
Dow Chemical Co.
Dow Jones & Co. Inc.
Dresser Industries Inc.
DSC Communications Corp.
DTE Energy Co.
Du Pont (E.I.) de Nemours &Co
Duke Energy
Dun & Bradstreet
E        G        &        G Inc.
Eastern Enterprises
Eastman Chemical Co.
Eastman Kodak Co.
Eaton Corp.
Echlin Inc.
Ecolab Inc.
Edison Int'l.
EMC Corp.
Emerson Electric Co.
Engelhard Corp.
Enron Corp.
Entergy Corp.
Equifax Inc.
Exxon Corp.
Fannie Mae
FDX Holding Corp.
Federal Home Loan Mtg. Corp.
Federated Dept. Stores Inc.
Fifth Third Bancorp
First Chicago NBD Corp.
First Data Corp.
First Union Corp.
First Energy Corp.
Fleet Financial Group Inc.
Fleetwood Enterprises Inc.
Fluor Corp.
FMC Corp.
Ford Motor Co.
Fort James Corp.
Fortune Brands, Inc.
Foster Wheeler
FPL Group Inc.
Freeport   -    McMoran Copper&Gold
Frontier Corp.
Fruit of the Loom Inc.
Gannett Co.
Gap    (The)
General Dynamics Corp.
General Electric Co.
General Instrument Corp.
General Mills Inc.
General Motors Corp.
General Re Corp.
General Signal Corp.
Genuine Parts Co.
Georgia-Pacific Corp.
Giant Food Cl. A
Gillette Co.
Golden West Financial Corp.
Goodrich (B.F.) Co.
Goodyear Tire & Rubber Co.
GPU Inc.
Grace (W.R.) & Co.
Grainger (W.W.) Inc.
Great A&P TEA Inc.
Great Lakes Chemical Corp.
Green Tree Financial
GTE Corp.
Guidant Corp.
Halliburton Co.
Harcourt General Inc.
Harland (J.H.) Co.
Harnischfeger Indus. Inc.
Harrah's Entertainment Inc.
Harris Corp.
Hartford Financial S   v    c. G   p.
Hasbro Inc.
HBO & Company
HEALTHSOUTH Corp.
Heinz (H.J.) Co.
Helmerich & Payne Inc.
Hercules, Inc.
Hershey Foods Corp.
Hewlett-Packard Co.
Hilton Hotels Corp.
Home Depot Inc.
Homestake Mining Co.
Honeywell Inc.
Household International Inc.
Houston Industries Inc.
Humana Inc.
Huntington Bancshares
IKON Office Solutions
Illinois Tool Works Inc.
Inco, Ltd.
Ingersoll-Rand Co.
Inland Steel Ind. Inc.
Intel Corp.
International Bus. Machines
International Flav/Frag
International Paper Co.
Interpublic Group Cos. Inc.
ITT Industries Inc.
Jefferson-Pilot Corp.
   Johnson & Johnson
Johnson Controls Inc.
Jostens Inc.
K Mart
Kaufman & Broad Home Corp.
Kellogg Co.
Kerr-McGee Corp.
KeyCorp
Kimberly-Clark Corp.
King World Productions Inc.
KLA-Tencor Corp.
Knight-Ridder Inc.
Kroger Co.
Laidlaw Inc.
Lehman Bros. Hldgs.
Lilly (Eli) & Co.
Limited   , The
Lincoln National Corp.
Liz Claiborne, Inc.
Lockheed Martin Corp.
Loews Corp.
Longs Drug Stores Corp.
Louisiana Pacific Corp.
Lowe's Cos. Inc.
LSI Logic Corp.
Lucent Technologies
Mallinckrodt Inc.
Manor Care Inc.
Marriott Int'l Inc.
Marsh & McLennan Cos. Inc.
Masco Corp.
Mattel, Inc.
May Dept. Stores Co.
Maytag Corp.
MBIA Inc.
MBNA Corp.
McDermott International Inc.
McDonald's Corp.
McGraw-Hill Inc.
MCI Communications Corp.
Mead Corp.
Medtronic Inc.
Mellon Bank Corp.
Mercantile Bancorp
Mercantile Stores Inc.
Merck & Co. Inc.
Meredith Corp.
Merrill Lynch & Co. Inc.
MGIC Investments
Micron Technology Inc.
Microsoft Corp.
Millipore Corp.
Minn. Mining & Mfg. Co.
Mirage Resorts
Mobil Corp.
Monsanto Company
Moore Corp. Ltd.
Morgan (J.P.) & Co. Inc.
Morgan Stanley, Dean Witter, Discover      and Co.
Morton International Inc.
Motorola Inc.
NACCO Ind. Class A
Nalco Chemical Co.
National City Corp.
National Semiconductor Corp.
National Service Ind. Inc.
NationsBank Corp.
Navistar International Corp.
New York Times Cl. A
Newell Co.
Newmont Mining Corp.
Niagara Mohawk Power Corp.
NICOR Inc.
NIKE Inc.
Nordstrom Inc.
Norfolk Southern Corp.
Northern States Power Co.
Northern Telecom Ltd.
Northern Trust Corp.
Northrop Grumman Corp.
Norwest Corp.
Novell Inc.
Nucor Corp.
Occidental Petroleum Corp.
Omnicom Group
ONEOK Inc.
Oracle Corp.
Oryx Energy Co.
Owens Corning
Owens-Illinois
PACCAR Inc.
Pacific Enterprises
PacifiCorp
Pall Corp.
Parametric Technology
Parker-Hannifin Corp.
PECO Energy Co.
Penney (J.C.) Inc.
Pennzoil Co.
Peoples Energy Corp.
Pep Boys
PepsiCo Inc.
Perkin-Elmer Corp.
Pfizer Inc.
PG & E Corp.
Pharmacia & UpJohn, Inc.
Phelps Dodge Corp.
Philip Morris Cos. Inc.
Phillips Petroleum Co.
Pioneer Hi-Bred Int'l Inc.
Pitney-Bowes Inc.
Placer Dome Inc.
PNC Bank Corp.
Polaroid Corp.
Potlatch Corp.
PP        &        L Resources Inc.
PPG Industries Inc.
Praxair Inc.
Procter & Gamble Co.
Progressive Corp.
Providian Financial Corp.
Public Service Enterprises
Pulte Corp.
Quaker Oats Co.
Ralston   -Ralston     Purina    Gp.
Raychem Corp.
Raytheon Co.
Reebok International Ltd.
Republic NY Corp.
Reynolds Metals Co.
Rite Aid Corp.
Rockwell International Corp.
Rohm & Haas Co.
Rowan Cos. Inc.
Royal Dutch Petroleum Co.
Rubbermaid Inc.
Russell Corp.
Ryder System Inc.
SAFECO Corp.
Safety-Kleen Corp.
Sara Lee Corp.
SBC Communications Inc.
Schering-Plough Corp.
Schlumberger Ltd.
Scientific-Atlanta Inc.
Seagate Technology
Seagram Co. Ltd.
Sears, Roebuck & Co.
Service Corp. International
Shared Medical Systems Corp.
Sherwin-Williams Co.
Sigma-Aldrich Corp.
Silicon Graphics Inc.
Snap-On Inc.
Sonat Inc.
Southern Co.
Southwest Airlines Co.
Springs Industries Inc.
Sprint Corp.
   St. Jude Medical Inc.
   St. Paul Cos. Inc.
Stanley Works
   State Street Corp.
Stone Container Corp.
Summit Bancorp
Sun Co   ,     Inc.
Sun Microsystem   s     Inc.
SunAmerica Inc.
SunTrust Banks Inc.
Supervalu Inc.
Synovus Financial
Sysco Corp.
Tandy Corp.
Tektronix Inc.
Tele-Communications Inc.
Tellabs Inc.
Temple-Inland Inc.
Tenet Healthcare Corp.
Tenneco Inc.
Texaco Inc.
Texas Instruments Inc.
Texas Utilities Hldg. Cos.
Textron Inc.
Thermo Electron
Thomas & Betts Corp.
Time Warner Inc.
Times Mirror Co.
Timken Co.
TJX Companies Inc.
Torchmark Corp.
Toys R Us Hldg. Cos.
Transamerica Corp.
Travelers Group Inc.
Tribune Co.
TRICON Global Restaurant
TRW Inc.
Tupperware Corp.
Tyco Int'l Limited
   U.S. Bancorp
   U.S. Surgical Corp.
   Unicom Corp.
Unilever N.V.
Union Camp Corp.
Union Carbide Corp.
Union Pacific
Union Pacific Resources Group
Unisys Corp.
United Healthcare Corp.
United Technologies Corp.
Unocal Corp.
UNUM Corp.
US West Communications Group
US West Media Group
USAirways Group Inc.
USF & G Corp.
UST Inc.
USX-Marathon Group
V.F. Corp.
Viacom Inc.
Wachovia Corp.
   Wal-Mart Stores Inc.
Walgreen Co.
Walt Disney Co.
Warner-Lambert Co.
Washington Mutual   ,     Inc.
Waste Management Inc.
Wells Fargo & Co.
Wendy's International Inc.
Western Atlas Inc.
Westvaco Corp.
Weyerhaeuser Corp.
Whirlpool Corp.
Williamette Industries Inc.
Williams Cos. Inc.
Winn-Dixie Stores Inc.
   Woolworth Corp.
   WorldCom Inc.
Worthington Ind. Inc.
Wrigley (Wm.) Jr. Co.
Xerox Corp.
FIDELITY CONCORD STREET TRUST:
FIDELITY U. S. BOND INDEX FUND
CROSS REFERENCE SHEET
Form N-1A
Item Number
Part A Prospectus Section
1   Cover Page
2 a  Expenses
 b,c  Contents; Who May Want to Invest
3 a,b  Financial Highlights
 c  Performance
 d  Performance
4 a(i)  Charter
 a(ii) Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b  Securities and Investment Practices
 c Who May Want to Invest; Investment Principles and Risks; Securities and Investment Practices
5 a  Charter
 b(i) Cover Page; FMR and its Affiliates b(ii) FMR and Its Affiliates; Breakdown of
Expenses; Other Expenses
 b(iii)  Expenses; Breakdown of Expenses
 c  *

 d  Cover Page; Charter; Breakdown of Expenses; FMR and Its
Affiliates; Other Expenses
 e  FMR and Its Affiliates; Other Expenses
 f  Expenses
 g(i)  Expenses; FMR and Its Affiliates; Other Expenses
 g(ii)  *
5A   *
6 a(i)  Charter
 a(ii)  How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details; Exchange Restrictions
 a(iii)  *
 b  *
 c  How to Buy Shares; Exchange Restrictions
 d  *
 e  Cover Page; How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details
 f,g  Dividends, Capital Gains, and Taxes
 h  *
7 a  Cover page; FMR and Its Affiliates
 b  How to Buy Shares; Transaction Details
 c  *
 d  How to Buy Shares
 e  Other Expenses
 f  Expenses; Breakdown of Expenses; Other Expenses
8   How to Sell Shares; Investor Services; Transaction Details;
Exchange Restrictions
9   *
* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated April
   18    , 199   8.     The SAI has been filed with the Securities and
Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Client Services at the appropriate number listed below, or your investment professional.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
RETIREMENT PLAN LEVEL ACCOUNTS
(TRUSTEES, PLAN SPONSORS)
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
Nationwide 1-800-843-3001
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

FIDELITY
U.S. BOND INDEX
FUND
(fund number 651)
A fund of Fidelity Concord Street Trust
The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the
Lehman Brothers Aggregate Bond Index   .
PROSPECTUS
DATED APRIL    18    , 199   8
AND
ANNUAL REPORT
FOR THE    YEAR     ENDED
FEBRUARY 28, 199   8    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
UBI-pro-0498

   701176 52090


CONTENTS


PROSPECTUS
KEY FACTS           5    WHO MAY WANT TO INVEST

                    5    EXPENSES The fund's yearly operating
                         expenses.

                    7    FINANCIAL HIGHLIGHTS A summary of the
                         fund's financial data.

                    8    PERFORMANCE How the fund has done over
                         time.

THE FUND IN DETAIL  8    CHARTER How the fund is organized.

                    9    INVESTMENT PRINCIPLES AND RISKS The
                         fund's overall approach to investing.

                    10   BREAKDOWN OF EXPENSES How operating
                         costs are calculated and what they include.

YOUR ACCOUNT             TYPES OF ACCOUNTS Different ways to set
                         up your account, including tax-advantaged retirement plans.

                         HOW TO BUY SHARES Opening an account
                         and making additional investments.

                         HOW TO SELL SHARES Taking money out
                         and closing your account.

                         INVESTOR SERVICES Services to help you
                         manage your account.

SHAREHOLDER AND     15   DIVIDENDS, CAPITAL GAINS, AND
ACCOUNT POLICIES         TAXES

                    15   TRANSACTION DETAILS Share price
                         calculations and the timing of purchases and redemptions.

                    16   EXCHANGE RESTRICTIONS

ANNUAL REPORT
PERFORMANCE             A-1   How the fund has done over time.

FUND TALK               A-4   The manager's review of fund performance,
                              strategy, and outlook.

INVESTMENT CHANGES      A-7   A summary of major shifts in the fund's
                              investments over the past six months.

INVESTMENTS             A-8   A complete list of the fund's investments
                              with their market values.

FINANCIAL STATEMENTS    A-19  Statement of assets and liabilities,
                              operations, and changes in net assets, as well as financial highlights.

NOTES                   A-23  Notes to the financial statements.

REPORT OF INDEPENDENT   A-26  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           A-27

KEY FACTS


WHO MAY WANT TO INVEST
The fund may be appropriate for investors who seek investment results that correspond to those of an index that includes various types of medium to high-quality debt obligations, with reasonable consistency over time.
Because the fund seeks to track, rather than beat, the performance of
the    Lehman Brothers     Aggregate Bond Index, the fund is not
managed in the same manner as other mutual funds. Fidelity Management & Research Company (FMR) selects debt securities with the goal of maintaining a portfolio that approximates the performance of the Index.
The value of the fund's investments and the income they generate vary from day to day, and generally reflect changes in interest rates,
market conditions, and other political and economic news.    The
fund's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates.
The fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy
or sell shares of the fund.    See "Transaction Details," page 17, for
an explanation of how and when these charges apply.
Sales charge on purchases and         None
reinvested distributions

Deferred sales charge on redemptions  None

ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page 12).
The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.
   The     fund has entered into arrangements with its custodian and
transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including this reduction, the total fund operating expenses presented
in the table would have been    0.31    %.
Management fee (after reimbursement)  0.02%

12b-1 fee (Distribution Fee)          None

Other expenses                        0.30%

Total operating expenses              0.32%
(after reimbursement)

EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in shares of the fund, assuming a 5% annual return and full redemption at the end of each time period.
   Total expenses shown below include any shareholder transaction expenses and the fund's annual operating expenses.
                 1 Year  3 Years  5 Years  10 Years

U.S. Bond Index  $ 3     $ 10     $ 18     $ 41

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO
SUGGEST ACTUAL OR EXPECTED    EXPENSES     OR RETURNS, ALL OF WHICH
MAY VARY.
Subject to revision upon 90 days' notice to shareholders, FMR has voluntarily agreed to reimburse the fund to the extent that total
operating expenses    (excluding interest, taxes, brokerage
commissions and extraordinary expenses), as a percentage of its
average net assets,     exceed 0.32   %.     If this agreement were
not in effect, the management fee, other expenses and total operating
expenses   ,     as a percentage of average net assets, would have
been    0.32    %,    0.30    % and    0.62    % for the fund.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   Price Waterhouse LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, which is attached.
   SELECTED PER-SHARE DATA




Years ended February 28       1998      1997      1996H     1995      1994      1993G     1992F     1991F     1990E

Net asset value,              $ 10.480  $ 10.710  $ 10.250  $ 10.830  $ 11.070  $ 10.910  $ 10.710  $ 10.040  $ 10.000
beginning of period

Income from Investment         .738D     .739D     .755      .718      .697      .260      .839      .863      .559
Operations
 Net investment income

 Net realized and              .316      (.235)    .460      (.542)    (.110)    .324      .277      .668      .040
 unrealized gain (loss)

 Total from investment         1.054     .504      1.215     .176      .587      .584      1.116     1.531     .599
 operations

Less Distributions             (.734)    (.734)    (.755)    (.756)    (.727)    (.254)    (.836)    (.861)    (.559)
 From net investment
 income

 From net realized gain        --        --        --        --        (.070)    (.170)    (.080)    --        --

 In excess of net              --        --        --        --        (.030)    --        --        --        --
 realized gain

 Total distributions           (.734)    (.734)    (.755)    (.756)    (.827)    (.424)    (.916)    (.861)    (.559)

Net asset value,              $ 10.800  $ 10.480  $ 10.710  $ 10.250  $ 10.830  $ 11.070  $ 10.910  $ 10.710  $ 10.040
end of period

Total returnB,C                10.41%    4.93%     12.13%    1.90%     5.38%     5.50%     10.84%    15.86%    6.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of            $ 815     $ 568     $ 476     $ 355     $ 289     $ 123     $ 86      $ 39      $ 26
period (In millions)

Ratio of expenses to           .32%      .32%      .32%      .32%      .32%      .32%A     .32%      .32%      .32%A
average net assetsI

Ratio of expenses to           .31%J     .31%J     .31%J     .32%      .32%      .32%A     .32%      .32%      .32%A
average net assets after
expense reductions

Ratio of net investment        6.98%     7.05%     7.11%     7.58%     6.93%     7.34%A    7.70%     8.33%     8.62%A
income to average net
assets

Portfolio turnover rate        97%       65%       128%      73%       160%      89%A      113%      50%       62%A


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD MARCH 8, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1990.
   F FOR THE YEAR ENDED OCTOBER 31
   G FOR THE FOUR MONTHS ENDED FEBRUARY 28, 1993
   H FOR THE YEAR ENDED FEBRUARY 29
   I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns and yields that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from March 1 through February 28. The tables below show the fund's performance over past fiscal years. The chart on page presents calendar year performance for the fund compared to different measures, including a competitive funds average.
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                    Past 1      Past 5      Life of
February 28, 1998                       year        years       fundA

U.S. Bond Index                         10.41%      6.88%       9.11%

Lehman Bros. Aggregate Bond Index       10.37%      6.96%       n/a

Lipper Intermed. U.S. Govt. Funds Avg.  8.86%       5.59%       n/a


CUMULATIVE TOTAL RETURNS

Fiscal periods ended                    Past 1      Past 5      Life of
February 28, 1998                       year        year        fundA

U.S. Bond Index                         10.41%      39.48%      100.59%

Lehman Bros. Aggregate Bond Index       10.37%      40.00%      n/a

Lipper Intermed. U.S. Govt. Funds Avg.  8.86%       31.37%      n/a


A FROM MARCH 8, 1990 (COMMENCEMENT OF OPERATIONS)
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Intermediate U.S. Government Funds Average. As of February 28, 1998, the average
   reflected     the performance of    116     mutual funds with
similar investment objectives. This average, published by Lipper
Analytical Services, Inc., excludes the effect of sales    loads.
LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report,    please     call
Fidelity Client Services at the appropriate number listed on the front cover.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years    1991 1992 1993 1994    1995 1996 1997
       U.S. BOND INDEX       16.37% 7.97% 10.21% -2.61% 18.00% 3.39%
9.55%
   Lehman Brothers Aggregate Bond Index   16.00% 7.40% 9.75% -2.92%
18.47% 3.63% 9.65%
   Lipper Intermediate U.S. Government

   Funds Average    14.51% 6.12% 8.61% -3.77% 15.75% 2.68% 8.08%
   Consumer Price Index    3.06% 2.90% 2.75% 2.67% 2.54% 3.32%
1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 16.37
Row: 5, Col: 1, Value: 7.970000000000001
Row: 6, Col: 1, Value: 10.21
Row: 7, Col: 1, Value: -2.61
Row: 8, Col: 1, Value: 18.0
Row: 9, Col: 1, Value: 3.39
Row: 10, Col: 1, Value: 9.550000000000001
(LARGE SOLID BOX) U.S. Bond Index
THE FUND IN DETAIL


CHARTER
U.S. BOND INDEX IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 10, 1987.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives who meet    periodically     throughout the year to oversee
the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance.
   The trustees serve as trustees for other Fidelity funds.     The
majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL    SHAREHOLDER     MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which chooses the fund's investments and
handles its business affairs.    Beginning January 1, 1999, Fidelity
Investments Money Management, Inc. (FIMM), located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.
As of February 28, 199   8    , FMR advised funds having approximately
   36     million shareholder accounts with a total value of more than
$   568     billion.
Christine Thompson is Vice President and manager of U.S. Bond Index, which she has managed since September 1990. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR    and FIMM    .
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the fund's transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that the fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
   The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising
interest rate environment. In addition,    the potential impact of
    prepay   ment features on the price of a debt security may be
difficult to predict and result in greater volatility.
U.S. BOND INDEX seeks to provide investment results that correspond to
the performance of the debt securities in the L   ehman Brothers
    Aggregate Bond Index (the Index).
To achieve this objective, the fund attempts to match the total return of the Index. The Index is comprised of fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. The Index includes foreign securities that are U.S. dollar-denominated. Inclusion of a security in the Index in no way implies an opinion by Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment for the fund. Lehman Brothers, Inc. is neither an affiliate nor a sponsor of the fund and inclusion of a security in the Index does not imply that it is a good investment.
The fund invests in a mix of securities designed to match the Index's performance. Under normal conditions the fund seeks to invest at least 80% of its total assets in securities included in the Index. If the fund's assets drop below $50 million, the percentage of the fund's assets invested in such securities may drop to as low as 65%.
   FMR expects that the fund's investments will approximate the broad market sector weightings of the Index within a range of (plus/minus)10%.
   The Index is a market value weighted benchmark of investment grade fixed-rate debt issues with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of February 28, 1998, the dollar-weighted average maturity of the fund and the Index was 7.5 and 8.8 years, respectively.
   In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
FMR may use statistical sampling techniques to attempt to replicate the returns of the Index using a smaller number of securities. These statistical sampling techniques take into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality, and attempt to match the investment characteristics of the Index and the fund.
The fund may not track the Index perfectly. Differences between the Index and the fund's portfolio may cause differences in performance. Even if the fund's investments match the Index exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the Index are valued. The fund normally values all of its
investment   s     at 4:00 p.m. Eastern time. The Index is valued by
its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the Index's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 90% or better correlation between its total return and the total return of the Index. FMR monitors correlation between the performance of the fund and that of the Index on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the Index over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 90% or better, the trustees will consider alternative arrangements.
FMR may use various investment techniques to hedge a portion of the
fund's risk   s    , but there is no guarantee that these strategies
will work as intended. When you sell your shares    of the fund    ,
they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call Fidelity Client Services at the appropriate number listed on the front cover.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement
provided.    In addition, these securities may be subject to
prepayment risk.
MORTGAGE SECURITIES    include     interests in pools of commercial or
residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or
instrumentalities of the U.S.    G    overnment or by private
entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed
securities, are subject to prepayment risk.    Securities subject to
prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices,
interest rates, or other factors that affect security    values    .
These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The
   market value     of the security could change during this period.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
The fund may not    invest more than 25% of its total assets in any
one industry    . This limitation does not apply to U.S. Government
securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a
delay in recovering the fund's securities.    The     fund may also
lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Lehman Brothers Aggregate Bond Index.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
   The fund may not invest more than 25% of its total a    ssets in
any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are explained on page 12.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of 0.32% of its average net assets.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing the fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for the fund, maintains the fund's general accounting records, and administers the fund's securities lending program.
For the fiscal year ended February 199   8    , the fund paid
   transfer agency and pricing and bookkeeping fees equal to 0.22% and
0.04%,     respectively, of the fund's average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
   The fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    This
plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended February
1998 was    97    %. This rate varies from year to year.
YOUR ACCOUNT


TYPES OF ACCOUNTS
If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed at the right.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity Client Services directly, as appropriate. WAYS TO SET UP YOUR ACCOUNT
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application. For more specific information, call Fidelity Client Services at the appropriate number listed on the front cover.
TAX-ADVANTAGED RETIREMENT PLANS
Fidelity can set up your new account in the fund under one of several plans that provide tax-advantaged ways to save for retirement.
(solid bullet) ROLLOVER IRAS    help     retain special tax advantages
for certain    eligible rollover     distributions from
employer-sponsored retirement plans.
(solid bullet)    PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
(KEOGHS) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are    available     to
employees of    501(c)(3) tax-exempt institutions, including schools,
hospitals, and other charitable organizations.
   (solid bullet)     401(K) PLANS    allow employees of organizations
of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) DEFINED BENEFIT PLANS are open to corporations of all sizes to benefit their employees.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of the fund is the fund's NAV. The fund's shares are sold without a sales charge.
   Your     shares    will be     purchased at the next NAV calculated
after your order is received    in proper form    . The fund's NAV is
normally calculated    each business day     at 4:00 p.m. Eastern
time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page P-86. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
Share certificates are not available for fund shares.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account by wire as described on page P-79. If there is no account application accompanying this prospectus, call Fidelity Client Services at the appropriate number listed on the front cover.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(solid bullet) Mail an account application with a check, (solid bullet) Place an order and wire money into your account, (solid bullet) Open your account by exchanging from another Fidelity fund, or
(solid bullet) Contact your investment professional.
   If you invest in this fund through an employer-sponsored retirement plan, some of the instructions, shareholder services and phone numbers that follow will not apply. Call your institutional representative for additional information.
If you buy shares by check or Fidelity Money LineR, and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
SECURITIES EXCHANGE. Shares of the fund may be purchased in exchange for securities you hold which meet the fund's investment objective, policies, and limitations. FDC reserves the right to refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange.
For further information, call Fidelity Client Services at the appropriate number listed on the front cover. DO NOT SEND SECURITIES TO THE FUND OR TO FDC.
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT $100,000
For certain Fidelity retirement accounts   ?     $500
TO ADD TO AN ACCOUNT $2,500
For certain Fidelity retirement accounts   ?     $500
MINIMUM BALANCE $100,000
For certain Fidelity retirement accounts   ?     $500
   ? THESE LOWER MINIMUMS APPLY TO FIDELITY ROLLOVER IRA AND KEOGH
ACCOUNTS.
There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.


       TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT

Phone  (solid bullet) Exchange from          (solid bullet) Exchange from another
       another Fidelity fund                 Fidelity fund account with
       account with the                      the same registration,
       same registration,                    including name, address, and
       including name,                       taxpayer ID number.
       address, and taxpayer
       ID number.

                                             (solid bullet) Use Fidelity Money Line to
                                             transfer from your bank
                                             account. Call before your
                                             first use to verify that this
                                             service is in place on your
                                             account. Minimum: $250.
                                             Maximum: up to $100,000.

Mail   (solid bullet) Complete and sign      (solid bullet) Make your check payable to
       the account                           the complete name of the
       application. Make                     fund. Indicate your fund
       your check payable                    account number on your
       to the complete name                  check and mail to the address
       of the fund. Mail to                  printed on your account
       the address indicated                 statement.
       on the application.                   (solid bullet) Exchange by mail: call
                                             Fidelity Client Services at the
                                             appropriate number listed on
                                             the front cover for
                                             instructions.

Wire   (solid bullet) Call Fidelity Client   (solid bullet) You must sign up for the wire
       Services at the                       feature before using it. Call
       appropriate number                    Fidelity Client Services at the
       listed on the front                   appropriate number listed on
       cover to set up your                  the front cover for
       account and to                        instructions.
       arrange a wire                        (solid bullet) Not available for retirement
       transaction.                          accounts.
       (solid bullet) Not available for
       retirement accounts.



HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form    . The fund's NAV is normally
calculated    each business day     at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $100,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINEr, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(solid bullet) You wish to redeem more than $100,000 worth of shares, (solid bullet) Your account registration has changed within the last 30 days,
(solid bullet) The check is being mailed to a different address than the one on your account (record address), (solid bullet) The check is being made payable to someone other than the account owner,
(solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration, or (solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(solid bullet) Your name,
(solid bullet) The fund's name,
(solid bullet) Your fund account number, (solid bullet) The dollar amount or number of shares to be redeemed, and
(solid bullet) Any other applicable requirements listed in the following table.
Mail your letter to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
Unless otherwise instructed, the transfer agent will send a check to the record address.




                                                     ACCOUNT TYPE        SPECIAL REQUIREMENTS
Phone                                                All account types   (solid bullet) Maximum check request:
                                                     except retirement   $100,000.
                                                                         (solid bullet) For Money Line transfers to
                                                                          your bank account. Minimum:
                                                                         $2,500 Maximum: up to
                                                                         $100,000.

                                                     All account types   (solid bullet) You may exchange to other
                                                                          Fidelity funds if both accounts
                                                                          are registered with the same
                                                                          name(s), address, and taxpayer
                                                                          ID number.

                                                     Retirement account  (solid bullet) If you have invested through an employer-sponsored
                                                                         retirement plan, contact your
                                                                         employer or call your Fidelity
                                                                         toll-free retirement number or
                                                                          call Fidelity Client Services at
                                                                          the appropriate number listed
                                                                          on the front cover.

Mail or in Person                                    Retirement account  (solid bullet) The account owner should complete a retirement
                                                                         distribution form. If you have
                                                                         invested through an
                                                                         employer-sponsored
                                                                         retirement plan, contact your
                                                                         employer or call your Fidelity
                                                                         toll-free retirement number, or
                                                                         call Fidelity Client Services at
                                                                         the appropriate number listed
                                                                         on the front cover to request
                                                                          one.

                                                     Trust               (solid bullet) The trustee must sign the letter
                                                                         of instruction indicating
                                                                         capacity as trustee. If the
                                                                         trustee's name is not in the
                                                                         account registration, provide a
                                                                         copy of the trust document
                                                                         certified within the last 60 days
                                                                         (with signature guaranteed).

                                                     Business or         (solid bullet) At least one person authorized
                                                     Organization        by corporate resolution to act on
                                                                         the account must sign the letter
                                                                         (with signature guaranteed).

Wire                                                All account types   (solid bullet) You must sign up for the wire
                                                    except retirement   feature before using it. To
                                                                        verify that it is in place, call
                                                                        Fidelity Client Services at the
                                                                        appropriate number listed on
                                                                         the front cover. Minimum
                                                                          wire: $100,000.
                                                                          (solid bullet) Your wire redemption request
                                                                          must be received    in proper
                                                                             form     by Fidelity before 4:00
                                                                          p.m. Eastern time for money to
                                                                          be wired on the next business
                                                                          day.

TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118



INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(solid bullet) Account statements (quarterly for retirement plans/monthly for all others)
(solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call Fidelity Client Services at the appropriate number listed on the front cover if you need additional copies of financial reports and prospectuses.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with Fidelity for banks, corporations, and other institutions that wish to open multiple accounts (a master account and sub-accounts). If you wish to utilize Fidelity's sub-accounting facilities or other special services for individual or multiple accounts, you will be required to enter into a separate agreement with Fidelity. Charges for these services, if any, will be determined on the basis of the level of services to be rendered. Sub-accounts may be opened with the initial investment or at a later date and may be established with registration either by name or by number.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page P-86.
FIDELITY MONEY LINEr enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
    retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital
gains    are distributed as dividends and taxed as ordinary
income    ; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing
the tax    characterization of     distributions paid to you in the
previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.
You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
   The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not     be    responsible     for
   any     losses resulting from unauthorized transactions if it
   follows     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
    You should verify the accuracy of your confirmation statements
immediately after    you receive them    . If you do not want the
ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line(registered trademark) redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line(registered trademark) have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
IF YOUR ACCOUNT BALANCE FALLS BELOW $100,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
For purposes of determining the minimum balance, multiple accounts registered in the same name within the fund will be aggregated. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet)    The exchange limit may be modified for
accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00% and    trading     fees of
up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.
   Fidelity Money Line is a registered trademark of FMR Corp.




[THIS PAGE INTENTIONALLY LEFT BLANK.]

FIDELITY CONCORD STREET TRUST:
FIDELITY U.S. BOND INDEX FUND
CROSS REFERENCE SHEET
FORM N-1A ITEM NUMBER
PART B STATEMENT OF ADDITIONAL INFORMATION CAPTION
10a,b Cover Page
11 Cover Page
12 *
13a,b,c Investment Policies and Limitations
d Portfolio Transactions
14a,b Trustees and Officers
c Trustees and Officers
15a Description of the Trust
b Description of the Trust
c Trustees and Officers
16a(i) FMR; Trustees and Officers
a(ii) Trustees and Officers
a(iii),b Management Contract
c Management Contract
d *
e *
f Distribution and Service Plan
g *
h Description of the Trust
i Contracts with FMR Affiliates
17a Portfolio Transactions
b Portfolio Transactions
c Portfolio Transactions
d *
e *
18a Description of the Trust
b *
19a Additional Purchase, Exchange, and Redemption Information
b Valuation of Fund Securities
c *
20 Distributions and Taxes
21a(i,ii) Contracts with FMR Affiliates
a(iii),b,c *
22a *
b Performance
23 Financial Statements
 .
*Not Applicable

FIDELITY U.S. BOND INDEX FUND
A FUND OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
APRIL    18    , 199   8
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated April    18    , 199   8    ). Please retain this document for
future reference. To obtain a free additional copy of the Prospectus and Annual Report, please call Fidelity Client Services at the appropriate number listed below.
INDIVIDUAL ACCOUNTS (PARTICIPANT)
If you are investing through a retirement plan sponsor or other institution, refer to your plan materials or contact that institution directly.
RETIREMENT PLAN LEVEL ACCOUNTS (TRUSTEES, PLAN SPONSORS)
 Corporate Clients      1-800-962-1375
 "Not for Profit" Clients      1-800-343-0860
FINANCIAL AND OTHER INSTITUTIONS
 Nationwide       1-800-843-3001
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       60

Portfolio Transactions                                    24

Valuation                                                 64

Performance                                               25

Additional Purchase, Exchange and Redemption Information  67

Distributions and Taxes                                   67

FMR                                                       27

Trustees and Officers                                     28

Management Contract                                       69

Distribution and Service Plan                             32

Contracts with FMR Affiliates                             70

Description of the Trust                                  33

Financial Statements                                      33

Appendix                                                  34

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
UBI-ptb-0498
701927
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940 (   the
    1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of
related risks. FMR may not buy all of these in    struments or use all
of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS.    A     fund may engage in transactions
with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES r   epresent interests in pools of mortgages,
loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
DELAYED-DELIVERY TRANSACTIONS. Securities may be bought    and
sol    d on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The fund may receive fees    or price
concessions     for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the
   purchaser     assumes the rights and risks of ownership, including
the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in
addition to the risks associated with    a     fund's investments. If
   a     fund remains substantially fully invested at a time when
delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery
purchases are outstanding,    a     fund will set aside appropriate
liquid assets in a segregated custodial account to cover    the
purchase obligations. When    a     fund has sold a security on a
delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the
securities,    a     fund could miss a favorable price or yield
opportunity or suffer a loss.
   A     fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in
capital gains or losses    for the fund    .
EXPOSURE TO FOREIGN MARKETS. Fo   reign securit    ies, foreign
currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks    relating to     local political,
economic,    regulatory,     or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their
effects. In addition, t   he value of securities denominated in
foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve     purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and
writ   ing     a call option on the same underlying instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely
that the standardized contracts available will not match    a
fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which t   he fund     typically invests, which involves a risk that
the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match
   a     fund's investments well. Options and futures prices are
affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in
all cases. If price changes in    a     fund's options or futures
positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract,    the buyer
agrees to purchase a specified underlying instrument at a specified
future date. In sell   ing     a futures contract,    the seller
agrees to sell    a specified     underlying instrument at a specified
future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific
securities    prices    , such as U.S. Treasury bonds or notes, and
some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore,
purchasing futures contracts will tend to increase    a     fund's
exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument
directly. When    a     fund sells a futures contract, by contrast,
the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of
   a     fund's investment limitations. In the event of the bankruptcy
of an FCM that holds margin on behalf of    a     fund, the fund may
be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially
could require    a     fund to continue to hold a position until
delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the p   urch    aser or    wr    iter
greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
p   urch    aser obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the p   urch    aser pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The p   urch    aser may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
p   urch    aser will lose the entire premium. If the option is
exercised, the p   urch    aser completes the sale of the underlying
instrument at the strike price.    A     p   urch    aser may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer    of     a put    or call
    option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the
   writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract,
   a     fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees,
FMR determines the liquidity of    a     fund's investments and,
through reports from FMR, the Board monitors investments in illiquid
instruments. In determining the liquidity of    a     fund's
investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    FMR     to be illiquid include
repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter
options    a     fund writes, all or a portion of the value of the
underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes
in the U   nited     States and abroad.    Indexed securities may be
more volatile than the underlying instruments. I    ndexed securities
are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or
lower than the cost of bank loans.    Interfund loans and borrowings
normally extend overnight, but can have a maximum duration of seven
days. Loans may be called on one day's notice    . A fund may have to
borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES    are     issued by government and
non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities,
such as collateralized mortgage obligations (or    "    CMOs"), make
payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of
mortgages   ,     including those on commercial real estate or
residential properties.    Stripped mortgage-backed securities are
created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same
underlying mort    gage.
The value of mortgage-backed securities may change due to shifts in
the market's perception of issuers    and changes in interest
rates    . In addition, regulatory or tax changes may adversely affect
the mortgage   -backed     securities market as a whole.
Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment occurs when unscheduled or early payments are made on the underlying mortgages, usually in response to a reduction in interest rates.
Mortgage-backed security values     may also be adversely affected
when    prepayments on underlying mortgages do not occur. The prices
of stripped mortgage-backed     securities tend to be more volatile in
response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement,    a     fund
purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased
security. As    protection against     the risk that the original
seller will not fulfill its obligation, the securities are held in
a    separate     account at a bank, marked-to-market daily, and
maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less
than the resale price, as well as delays and costs to    a     fund in
connection with bankruptcy proceedings), the fund    will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to
develop,    a     fund might obtain a less favorable price than
prevailed when it decided to seek registration of the security. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement,
   a     fund sells a    security     to another party, such as a bank
or broker-dealer, in return for cash and agrees to repurchase th   at
security     at an    agreed-upon     price and time. While a reverse
repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been
   reviewed and     found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING.    A     fund may lend securities to parties such
as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows    a     fund to retain ownership of the
securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that
   a     fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR m    ay rely on its
evaluation of the credit of a bank or other entity in determining
   whe    ther to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit
   or l    iquidity. In evaluating the credit of a foreign bank or
other foreign entities, FMR will consider whether adequate public
in   format    ion about the entity is available and whether the
entity may be subject to unfavorable political or economic
developments,    curren    cy controls, or other government
restrictions that might affect its ability to honor its commitment.
STRIPPED GOVERNMENT SECURITIES. Stripped    government     securities
are created by separating the income and principal components of a
   U.S. Government security     and selling them separately. STRIPS
(Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are
stripped from an outstanding    U.S.     Treasury    security     by
   a     Federal Reserve Bank.
Privately stripped gover   nment securities are created when a dealer
deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and
structured to include exposure to a variety of    different types of
    investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift    a     fund's investment exposure
from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap
agreements may increase or decrease the overall volatility of    a
fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors
that determine the amounts of payments due to and from    a     fund.
If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
   A     fund may be able to eliminate its exposure under    a
swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A     fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the
agreement. If    a     fund enters into a swap agreement on other than
a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES    provid    e for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current
income, their prices can be    more     volatile    than other types
of fixed-income securities     when interest rates change. In
calculating    a fund's     dividend, a portion of the difference
between a zero coupon bond's purchase price and its face value    is
considered income    .
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
   National Financial Services Corporation (NFSC)     and Fidelity
Brokerage Services    (Japan), LLC     (FBS   J    ),    indirect
subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified
brokerage firms for similar services.    Prior to December 9, 1997,
FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board
of Trustees has authorized    NFSC     to execute portfolio
transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended February 28, 199   8     and 1997, the
fund's portfolio turnover rates were    97    % and 65%, respectively.
   Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
For the fiscal years ended February 199   8,     1997, and 1996, the
fund paid no brokerage commissions.
During the fiscal year ended February 199   8    , the fund paid no
fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a pricing
service     are not readily available are valued either at amortized
cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's    net asset
values, adjusted net asset values    , and benchmark indices may be
used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields and total returns for periods ended February 28, 1998.

               Average Annual Total Returns          Cumulative Total Returns



                 Thirty-        One      Five    Life of  One      Five     Life of
                 Day            Year     Years   Fund*    Year     Years    Fund*
                 Yield



U.S. Bond Index      5.88    %   10.41%   6.88%   9.11%    10.41%   39.48%   100.59%


* From March 8, 1990 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's yield and total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI
information is as of the    month-end     closest to the initial
investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from March 8, 1990 (commencement of operations) to February 28, 1998, a hypothetical $100,000 investment in the fund
would have grown to $   200,58    7, assuming all distributions were
reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below.
FIDELITY U.S. BOND INDEX FUND                  INDICES


Year Ended  Value of    Value of       Value of       Total      S&P 500    DJIA       Cost of
            Initial     Reinvested     Reinvested     Value                            Living**
            $100,000    Dividend       Capital Gain
            Investment  Distributions  Distributions







1998        $ 108,000   $ 88,165       $ 4,422        $ 200,587  $ 382,889  $ 393,237  $ 126,484

1997        $ 104,800   $ 72,592       $ 4,291        $ 181,683  $ 283,615  $ 311,102  $ 124,688

1996        $ 107,100   $ 61,665       $ 4,385        $ 173,150  $ 224,801  $ 242,983  $ 121,016

1995        $ 102,500   $ 47,724       $ 4,197        $ 154,421  $ 166,888  $ 173,551  $ 117,891

1994        $ 108,300   $ 38,812       $ 4,435        $ 151,547  $ 155,457  $ 161,369  $ 114,609

1993        $ 110,700   $ 29,949       $ 3,164        $ 143,813  $ 143,488  $ 138,034  $ 111,797

1992        $ 107,100   $ 19,179       $ 923          $ 127,202  $ 129,653  $ 129,901  $ 108,281

1991*       $ 103,100   $ 8,955        $ 0            $ 112,055  $ 111,763  $ 110,980  $ 105,313


* From March 8, 1990 (commencement    of op    erations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $100,000 in the fund on March 8, 1990, the net amount invested in fund shares was $100,000. The cost of the initial investment ($100,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $190,717   .     If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $62,158        for dividends and $3,500        for capital
gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   U.S. Bond Index     may compare its performance to the Lehman
Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S.
   G    overnment agencies, as well as nonconvertible
investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of February 28, 199   8    , FMR advised over $31 billion in
tax-free fund assets, $102 billion in money market fund assets, $428 billion in equity fund assets, $75 billion in international fund
assets, and $28        billion in Spartan fund assets. The fund may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings,    the     fund may compare its
total expense ratio to the average total expense ratio of similar
funds tracked by Lipper.    The     fund's total expense ratio is a
significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following
holiday closings for 199   8    : New Year's Day,    Martin Luther
King's Birthday, Presidents' Day    , Good Friday, Memorial Day,
Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at
any time.    In addition, on days when the Federal Reserve Wire System
is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to
purchase or redeem shares. In addition, trading in some of    a
fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3    (the Rule)     under the 1940 Act, the fund
is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the    P    rospectus, the fund has notified shareholders that it
reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government
   securities     may be exempt from state and local taxation. Gains
(losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease)
dividend distributions.    If     the fund's distributions exceed
i   ts     net investment company taxable income during a taxable
year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund.
   Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable
dividend distributions.     The fund will send each shareholder a
notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of February 28, 199   8,     the fund had a capital loss
carryforward aggregating approximately $   10,222,000    . This loss
carry forward, of which $   4,314,000    , $   3,769,000     and
$   2,139,000     will expire on February    28, 2003    , and
February    29, 2004     and February    28, 2005    , respectively,
is available to offset future capital gains.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   , and     intends to comply
with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other fund   s
    of Fidelity Concord Street Trust for tax purposes.
If    a fund     purchases shares in certain foreign investment
entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a
fu   nd w    ith respect to deferred taxes arising from such
distributions or gains. Generally, the fund will elect to
mark-to-market any PFIC s   hares.     Unrealized gains will be
recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors
should consult their tax advisers to determine whether    a     fund
is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own
account   s     pursuant to a code of ethics that sets forth all
employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board    , and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same
company for the last five years. All persons named as Trustees    and
Members of the Advisory Board     also serve in similar capacities for
other funds advised by FMR. The business address of each Trustee,
   Member of the Advisory Board    , and officer who is an "interested
person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   67    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management,     Inc.
   (1998) , Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (   56    ),    Member of the Advisory Board (1997),
is Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   65    ), Trustee, is    President of RABAR
Enterprises (management consulting-engineering industry, 1994)    .
Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of
   USA Waste Services, Inc.     (non-hazardous waste, 1993), CH2M Hill
Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   66    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   54    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products).    Mr. Gates also is a Trustee of the Forum for
International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995)   , and Cleveland-Cliffs Inc (mining)    ,    and     as a
Trustee of First Union Real Estate Investments.    In addition, he
serves as     a Trustee of the    Cleveland Clinic Foundation, where
he has also been a     member of the Executive Committee    as well as
Chairman of the Board and President    , a Trustee and member of the
Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   68    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products)    from 1987-1996 and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN (   64    ), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1998). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
   DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, and Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (58), is Vice President of    Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
CHRISTINE THOMPSON (39), Vice President, is manager of U.S. Bond Index and is an employee of FMR.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation
of each Trustee    and Member of the Advisory Board     of the fund
for his or her services for the fiscal year ended February 28,
199   8    , or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees                       Aggregate         Total
and                            Compensation      Compensation from the
Members of the Advisory Board  from              Fund Complex*A
                               U.S. Bond IndexB

J. Gary Burkhead**             $ 0               $ 0

Ralph F. Cox                   $ 248              214,500

Phyllis Burke Davis            $ 245              210,000

Robert M. Gates***             $ 252              176,000

Edward C. Johnson 3d**         $ 0                0

E. Bradley Jones               $ 246              211,500

Donald J. Kirk                 $ 246              211,500

Peter S. Lynch**               $ 0                0

William O. McCoy****           $ 254              214,500

Gerald C. McDonough            $ 308              264,500

Marvin L. Mann                 $ 245              214,500

Robert C. Pozen**              $ 0                0

Thomas R. Williams             $ 248              214,500

* Information is for the    calenda    r year ended December 31,
199   7     for 230 funds in the complex.
** Interested Trustees of the fund    and Mr. Burkhead     are
compensated by FMR.
*** Mr. Gates was elected to the Board of Trustees on March 19, 1997. **** Mr. McCoy was elected to the Board of Trustees on March 19, 1997.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of February 28,1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
   As of February 28,1998, the following owned of record or beneficially 5% or more of the fund's outstanding shares: Managed Income Portfolio (c/o Fidelity Management Trust Company), Boston, MA (15.98%); St. Paul Companies, St. Paul, MN (11.28%); Florida Power and Light Company, Juno Beach, FL (6.76%).
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated January 13, 1988, which was approved by shareholders on October 3, 1990.
       MANAGEMENT SERVICES.    The fund employs FMR to furnish
investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
       MANAGEMENT-RELATED EXPENSES.    In addition to the management
fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
       MANAGEMENT FEE.    For the services of FMR under the management
contract, the fund pays FMR a monthly management fee at the annual rate of 0.32% of its average net assets throughout the month.
   For the fiscal years ended February 1998, 1997, and 1996, the fund paid FMR management fees of $153,187, $173,593, and $0, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
Effective January 13, 1988, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.32% of its average net assets. For the fiscal years ended February 1998, 1997, and 1996, management fees incurred under the fund's contract prior to reimbursement amounted to
$2,028,373   , $1,649,438, and $1,349,820    , respectively, and
management fees reimbursed by FMR amounted to $1,875,186   ,
$1,475,845, and $1,349,820,     respectively.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is
primarily intended to result in the sale of shares of    the     fund
except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
   Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for shares.
   FMR made no payments either directly or through FDC to third
parties for the     fiscal y   ear ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of
fund    shares     may result. Furthermore, certain shareholder
support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders    of the fund     on October 3,
1990.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   The fund has entered into a transfer agent agreement with
FIIOC,    an affiliate of FMR. Under the terms of the agreement,
FIIOC    performs transfer agency, dividend disbursing, and
shareholder services for the fund.
   For providing transfer agency services,     FIIOC receives an
account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain
institutional accounts, these fees are based on account    size and
fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FIIOC    pays out-of-pocket expenses associated with providing
transfer agent services. In addition,     FIIOC    bears the expense
of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has also entered into a service agent agreement with FSC,
an affiliate of FMR. Under the terms of the agreement, F    SC
calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   For the fiscal years ended February 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $229,593, $191,467, and $170,395, respectively.
   For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended February 1998, 1997, and 1996, the fund paid no securities lending fees.
The fund has    entered into     a distribution agreement with FDC,
   an affiliate of FMR     organized as a Massachusetts corporation on
July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity U.S. Bond Index Fund is a fund of Fidelity Concord Street Trust, an open-end management investment
company organized as a Massachusetts business trust    pursuant to a
Declaration of Trust dated     July    10    , 1987    and
supplemented December 1, 1988.     The trust's name was changed from
Fidelity Institutional Trust to Fidelity Concord Street Trust    by a
Supplement to the Declaration of Trust dated May 13, 1997. The Declaration of Trust was supplemented further on June 6, 1997 to incorporate changes approved by shareholders on March 19, 1997. Currently, there are five funds of the trust: Fidelity U.S. Bond Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated,
the trust and its funds will continue indefinitely.    Each fund may
invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a
fund may invest in obligations of    the     custodian and may
purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Price Waterhouse LLP, 160 Federal Street, Boston,
Massachusetts,     serves as the fund's independent accountant. The
auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended February 28, 1998, and report of the auditor, are included in the fund's Annual Report, which is attached to the fund's prospectus. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity Client Services at the appropriate number listed on the front cover, 82 Devonshire Street, Boston, MA 02109, or your investment professional.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
   The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bond   s     that are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
FIDELITY CONCORD STREET TRUST

SPARTAN TOTAL MARKET INDEX FUND
SPARTAN EXTENDED MARKET INDEX FUND
SPARTAN INTERNATIONAL INDEX FUND


CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER  PROSPECTUS SECTION


1          ..............................    Cover Page

2    a     ..............................    Expenses

     b, c  ..............................    Contents; Who May Want to Invest

3    a     ..............................    Financial Highlights

     b     ..............................    *

     c, d  ..............................    Performance

4    a     i.............................    Charter

           ii...........................     Investment Principles and Risks

     b     ..............................    Investment Principles and Risks

     c     ..............................    Who May Want to Invest; Investment Principles
                                             and Risks

5    a     ..............................    Charter

     b     i.............................    Charter; Doing Business with Fidelity

           ii...........................     Charter

           iii..........................     Expenses; Breakdown of Expenses

     c     ..............................    Charter

     d     ..............................    Charter; Breakdown of Expenses

     e     ..............................    Charter

     f     ..............................    Expenses; Breakdown of Expenses

     g     i..............................   Charter

           ii..............................  *

5    A     ..............................    *

6    a     i.............................    Charter

           ii...........................     How to Buy Shares; How to Sell Shares;
                                             Transaction Details; Exchange Restrictions

           iii..........................     Charter

     b     .............................     Charter

     c     ..............................    Transaction Details; Exchange Restrictions

     d     ..............................    *

     e     ..............................    Doing Business with Fidelity; How to Buy Shares;
                                             How to Sell Shares; Investor Services

     f, g  ..............................    Dividends, Capital Gains, and Taxes

     h     ..............................    *

7    a     ..............................    Cover Page; Charter

     b     ..............................    Expenses; How to Buy Shares; Transaction Details

     c     ..............................    *

     d     ..............................    How to Buy Shares

     e     ..............................    *

     f     ..............................    Breakdown of Expenses

8          ..............................    How to Sell Shares; Investor Services; Transaction
                                             Details; Exchange Restrictions

9          ..............................    *


* Not Applicable

SPARTA   N(REGISTERED TRADEMARK)
INDEX
FUNDS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 18, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
SIF-pro-0498
701532
Each fund seeks a total return that corresponds to that of a specific index.
SPARTAN   (registered trademark)     TOTAL MARKET INDEX FUND seeks a
total return that corresponds to that of the Wilshire 5000 Equity Index (Wilshire 5000).
(fund number 397, trading symbol FSTIF)
   SPART    AN(registered trademark) EXTENDED MARKET INDEX FUND seeks
a total return that corresponds to that of the Wilshire 4500 Equity Index (Wilshire 4500).
(fund number 398, trading symbol FSEIF)
SPARTA   N(registered trademark)     INTERNATIONAL INDEX FUND seeks a
total return that corresponds to that of the Morgan Stanley Capital International Europe, Australasia, Far-East (EAFE(registered
trademark)) Index (   MSCI EAFE).
(fund number 399, trading symbol FSIIF)
PROSPECTUS(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
APRIL 18, 1998
CONTENTS


KEY FACTS            74  THE FUNDS AT A GLANCE

                     74  WHO MAY WANT TO INVEST

                     76  EXPENSES Each fund's yearly operating
                         expenses.

                     78  FINANCIAL HIGHLIGHTS A summary of
                         each fund's financial data.

                     81  PERFORMANCE

THE FUNDS IN DETAIL  8   CHARTER How each fund is organized.

                     82  INVESTMENT PRINCIPLES AND RISKS Each
                         fund's overall approach to investing.

                     84  BREAKDOWN OF EXPENSES How
                         operating costs are calculated and what
                         they include.

YOUR ACCOUNT         85  DOING BUSINESS WITH FIDELITY

                     85  TYPES OF ACCOUNTS Different ways to
                         set up your account, including
                         tax-advantaged retirement plans.

                     87  HOW TO BUY SHARES Opening an
                         account and making additional
                         investments.

                     89  HOW TO SELL SHARES Taking money out
                         and closing your account.

                     91  INVESTOR SERVICES Services to help you
                         manage your account.

SHAREHOLDER AND      92  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                     94  TRANSACTION DETAILS Share price
                         calculations and the timing of purchases and redemptions.

                     94  EXCHANGE RESTRICTIONS

                     95  APPENDIX

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
Bankers Trust Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to each fund and manages each Fund's portfolio.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SPARTAN TOTAL MARKET INDEX
GOAL: Total return that corresponds to that of the Wilshire 5000
Equity Index.
STRATEGY: Invests in equity securities included in the Wilshire 5000.
SIZE: As of February 28, 1998, the fund had over    $38 mil    lion in
assets.
SPARTAN EXTENDED MARKET INDEX
GOAL: Total return that corresponds to that of the Wilshire 4500
Equity Index.
STRATEGY: Invests in equity securities included in the Wilshire 4500.
SIZE: As of February 28, 1998, the fund had over    $35 m    illion in
assets.
SPARTAN INTERNATIONAL INDEX
GOAL: Total return that corresponds to that of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.
STRATEGY: Invests in international equity securities included in
th   e MSCI EAFE.
SIZE: As of February 28, 1998, the fund had over $   24 mi    llion in
assets.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The funds are designed for those who want to pursue growth of capital through portfolios of securities that broadly represent a specific market or markets. Spartan Total Market Index attempts to replicate the broad U.S. market by investing in securities of companies in the Wilshire 5000. Spartan Extended Market Index attempts to replicate the small- to mid-capitalization market by investing in securities of companies in the Wilshire 4500. Spartan International Index attempts to replicate the international markets by investing in
securities of companies in the    MSCI E    AFE. The funds seek to
keep expenses low as they attempt to match the return of their indices.
Because the funds seek to track, rather than beat, the performance of a specific market index, they are not managed in the same way as other mutual funds. BT's approach to investing emphasizes broad diversification and low portfolio turnover. BT generally will not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by funds that aggressively seek growth or funds that attempt to limit losses in a falling market.
The value of the funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.
THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE GROWTH
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(RIGHT ARROW) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual index account fee if your account balance falls below $10,000. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases                None
and reinvested distributions

Deferred sales charge on redemptions     None

Purchase fee (as a % of offering price)

Spartan Total Market Index               0.50%

Spartan Extended Market Index            0.75%

Spartan International Index              1.00%

Annual index account fee                 $10.00
(for accounts under $10,000)

The purchase fee is paid to the fund, not Fidelity or BT, and is not a sales charge.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR and BT. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on    estimated     expenses of each
fund and are calculated as a percentage of average net assets of each fund.
SPARTAN TOTAL MARKET INDEX
Management fee                        0.25%

12b-1 fee                             None

Other expenses (after reimbursement)  0.01%

Total fund operating expenses         0.26%
(after reimbursement)

SPARTAN EXTENDED MARKET INDEX
Management fee                        0.25%

12b-1 fee                             None

Other expenses (after reimbursement)  0.01%

Total fund operating expenses         0.26%
(after reimbursement)

SPARTAN INTERNATIONAL INDEX
Management fee                        0.40%

12b-1 fee                             None

Other expenses (after reimbursement)  0.01%

Total fund operating expenses         0.41%
(after reimbursement)


UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
As an investor, you pay some
of these costs directly (for
example, each fund's index
account fee). Other costs are
paid from the fund's assets;
their effect is already factored
into any quoted share price or
return.
(checkmark)
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN TOTAL MARKET INDEX
1 year   $ 8

3 years  $    13

SPARTAN EXTENDED MARKET INDEX
1 year   $    10

3 years  $    16

SPARTAN INTERNATIONAL INDEX
1 year   $    14

3 years  $    23

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. FMR has voluntarily agreed to reimburse Spartan Total Market Index, Spartan Extended Market Index and Spartan International Index to the extent that total operating expenses (with the exceptions noted below) exceed 0.25%, 0.25% and 0.35%, respectively, of its average net assets through December 31, 1999. If these agreements were not in effect, the
management fee, other expenses and total operating expenses,    as a
percentage of average net assets of each fund,     would have been the
following amounts:    0.25    %, 0.35% and 0.60% for Spartan Total
Market Index;    0.25    %, 0.37% and 0.62% for Spartan Extended
Market Index; and    0.40    %, 0.65% and    1.05    % for Spartan
International Index. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and other transaction
cost   s     or extraordinary expenses. In addition, sub-advisory fees
paid by the fund associated with securities lending are not eligible for reimbursement.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   Coopers & Lybrand L.L.P. (for Spartan Total Market Index and Spartan Extended Market Index) and Price Waterhouse LLP (for Spartan
International Index)    , independent accountants. The funds'
financial highlights, financial statements, and reports of the auditors are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
   SPARTAN TOTAL MARKET INDEX FUND
   Selected Per-Share Data and Ratios

   Year ended February 28                                        1998G

   Net asset value, beginning of period                          $ 25.00

   Income from Investment Operations

    Net investment incomeD                                        .15

    Net realized and unrealized gain (loss)                       2.45

    Total from investment operations                              2.60

   Less Distributions

    From net investment income                                    (.08)

   Purchase fees added to paid in capital                         .26

   Net asset value, end of period                                $ 27.78

   Total returnB,C                                                11.48%

   Net assets, end of period (000 omitted)                       $ 38,842

   Ratio of expenses to average net assets                        .25%A,E

   Ratio of net investment income to average net assets           1.91%A

   Portfolio turnover rate                                        7%A

   Average commission rateF                                      $ .0186

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   G NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28,
1998
   SPARTAN EXTENDED MARKET INDEX FUND
   Selected Per-Share Data and Ratios

   Year ended February 28                                        1998G

   Net asset value, beginning of period                          $ 25.00

   Income from Investment Operations

    Net investment incomeD                                        .11

    Net realized and unrealized gain (loss)                       1.43

    Total from investment operations                              1.54

   Less Distributions

    From net investment income                                    (.07)

   Purchase fees added to paid in capital                         .30

   Net asset value, end of period                                $ 26.77

   Total returnB,C                                                7.39%

   Net assets, end of period (000 omitted)                       $ 35,255

   Ratio of expenses to average net assets                        .26%A,E

   Ratio of net investment income to average net assets           1.44%A

   Portfolio turnover rate                                        40%A

   Average commission rateF                                      $ .0203

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   G NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28,
1998
   SPARTAN INTERNATIONAL INDEX FUND
   Selected Per-Share Data and Ratios

   Year ended February 28                                        1998G

   Net asset value, beginning of period                          $ 25.00

   Income from Investment Operations

    Net investment incomeD                                        .11

    Net realized and unrealized gain (loss)                       2.29

    Total from investment operations                              2.40

   Less Distributions

    From net investment income                                    (.06)

   Purchase fees added to paid in capital                         .30

   Net asset value, end of period                                $ 27.64

   Total returnB,C                                                10.83%

   Net assets, end of period (000 omitted)                       $ 24,686

   Ratio of expenses to average net assets                        .35%A,E

   Ratio of net investment income to average net assets           1.43%A

   Portfolio turnover rate                                        2%A

   Average commission rateF                                      $ .0081

   A     ANNUALIZED
   B     TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C     THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D     NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   G NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28,
1998
PERFORMANCE
This section would normally show how the funds have performed over time. Because the funds were less than six months old when this prospectus was printed, their performance is not included. Twice a year, you will receive a report detailing each fund's recent strategies, performance, and holdings. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
WILSHIRE 5000 is an unmanaged, market capitalization-weighted index of
approximately    7,400     U.S. equity securities.
WILSHIRE 4500 is an unmanaged, market capitalization-weighted index of
approximately    6,900     U.S. equity securities. The Wilshire 4500
includes all the stocks in the Wilshire 5000 except for stocks included in the S&P 500.
MSCI EAFE is an unmanaged, market capitalization weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. As of February 28, 1998, the
index included over    1,000     equity securities of companies
domiciled in    21     countries.
UNDERSTANDING
PERFORMANCE
Because these funds invest in
stocks, their performance is
related to that of the segments
of the stock market in which
they invest. Historically, stock
market performance has been
characterized by volatility in the
short run and growth in the
long run. Investing in foreign
markets means assuming
greater risks than investing in
the United States due to factors
like changes in a country's
financial markets, its local,
political, and economic climate,
and the value of its currency.
(checkmark)
The charts on the following page present calendar year performance of the Wilshire 5000, Wilshire 4500, and the MSCI EAFE. The charts illustrate the volatility of the returns of the Wilshire 5000, Wilshire 4500 and the MSCI EAFE. The charts measure total return based on the period's change in price, dividends paid on stocks in the index, and for the MSCI EAFE, the effect of reinvesting dividends after adjustments for dividend withholdings by foreign governments or tax credits.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
Other illustrations of fund performance may show moving averages over specified periods.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
MSCI EAFE 28.27% 10.53% -23.45% 12.13% -12.17% 32.56% 7.78% 11.21%
6.05% 2.01%
Percentage (%)
Row: 1, Col: 1, Value: 28.27
Row: 2, Col: 1, Value: 10.53
Row: 3, Col: 1, Value: -23.45
Row: 4, Col: 1, Value: 12.13
Row: 5, Col: 1, Value: -12.17
Row: 6, Col: 1, Value: 32.56
Row: 7, Col: 1, Value: 7.78
Row: 8, Col: 1, Value: 11.21
Row: 9, Col: 1, Value: 6.05
Row: 10, Col: 1, Value: 2.01
(LARGE SOLID BOX)
 MSCI EAFE
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
Wilshire 4500 20.54 23.94% -13.56% 43.45% 11.87% 14.57% -2.66% 33.48%
17.18% 25.68%
Percentage (%)
Row: 1, Col: 1, Value: 20.54
Row: 2, Col: 1, Value: 23.94
Row: 3, Col: 1, Value: -13.56
Row: 4, Col: 1, Value: 43.45
Row: 5, Col: 1, Value: 11.87
Row: 6, Col: 1, Value: 14.57
Row: 7, Col: 1, Value: -2.66
Row: 8, Col: 1, Value: 33.48
Row: 9, Col: 1, Value: 17.18
Row: 10, Col: 1, Value: 25.68
(LARGE SOLID BOX)
 Wilshire 4500
YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
Wilshire 5000 17.94% 29.17% -6.18% 34.21% 8.97% 11.28% -0.06% 36.45%
21.21% 31.29%
Percentage (%)
Row: 1, Col: 1, Value: 17.94
Row: 2, Col: 1, Value: 29.17
Row: 3, Col: 1, Value: -6.18
Row: 4, Col: 1, Value: 34.21
Row: 5, Col: 1, Value: 8.970000000000001
Row: 6, Col: 1, Value: 11.28
Row: 7, Col: 1, Value: -0.06000000000000001
Row: 8, Col: 1, Value: 36.45
Row: 9, Col: 1, Value: 21.21
Row: 10, Col: 1, Value: 31.29
(LARGE SOLID BOX)
 Wilshire 5000
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 10, 1987.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs. BT, the funds' sub-adviser, chooses the funds' investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the performance of its duties.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
BT AND ITS AFFILIATES
BT is the sub-adviser of each fund, and acts as each fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for each fund, places orders to buy, sell and lend the funds' investments and manages each fund in accordance with its investment objectives and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   As of February 28, 1998, approximately 38% and 80% of each of Spartan Extended Market Index Fund's and Spartan International Index Fund's total outstanding shares, respectively, were held by an FMR affiliate.
BT may use FMR and BT broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The values of the funds' domestic and foreign investments vary in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. Investments in small-capitalization stocks may involve greater risk than investing in medium and large-capitalization stocks, since they can be subject to more abrupt or erratic movements. Small-capitalization companies may have more limited product lines, markets or financial resources.
When you sell your shares of a fund, they may be worth more or less than what you paid for them.
SPARTAN TOTAL MARKET INDEX FUND seeks to provide investment results that correspond to the total return of a broad range of United States stocks.
To achieve this objective, Spartan Total Market Index attempts to match the total return of the Wilshire 5000. The Wilshire 5000 is a
capitalization-weighted index of approximately 7   ,400     common
stocks of companies headquartered in the United States.
The Wilshire 5000 comprises all stocks of companies headquartered in the United States for which market prices are readily available. The Wilshire 5000 includes all of the stocks in the S&P 500 except for a
small number of foreign stocks that represent approximately    3    %
of the S&P 500. The domestic S&P 500 stocks account for approximately
   72    % of the capitalization of the Wilshire 5000.
SPARTAN EXTENDED MARKET INDEX FUND seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies.
To achieve this objective, Spartan Extended Market Index attempts to match the total return of the Wilshire 4500. The Wilshire 4500 is a
capitalization-weighted index of over    6,900     common stocks of
companies headquartered in the United States. The Wilshire 4500 includes all stocks in the Wilshire 5000 except for the stocks included in the S&P 500. Although some of the companies in the Wilshire 4500 have large market capitalizations, excluding the S&P 500 stocks makes the Wilshire 4500, on average, more representative of medium- to small-capitalization stocks.
SPARTAN INTERNATIONAL INDEX FUND seeks to provide investment results that correspond to the total return of foreign stock markets.
To achieve this objective, Spartan International Index attempts to match the total return of the MSCI EAFE. The MSCI EAFE is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, Malaysia, and Singapore. The index returns, for periods after January 1, 1997, are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
The MSCI EAFE is designed to be representative of developed countries only, and does not include most emerging market stocks. It is also important to note that Japan, as the largest-capitalization country
outside the U.S., currently represents approximately    25    % of the
MSCI EAFE and has represented over 60% of the MSCI EAFE in the past. EACH OF THE FUNDS invests in a mix of securities designed to match its index's performance. Under normal conditions each fund seeks to invest at least 80% of its assets in the stocks included in its index.
BT may use statistical sampling techniques to attempt to replicate the returns of the indices using a smaller number of securities. These statistical sampling techniques take into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth and, for Spartan International Index Fund, country weightings and the effect of foreign taxes, and attempt to match the investment characteristics of the indices and the funds.
The funds may not track their indices perfectly. Differences between the index and a fund's portfolio may cause differences in performance. In addition, the funds' ability to replicate their indices' returns will depend to some extent on the size and frequency of cash flows into and out of the funds. Transactions by fund investors may have a greater impact on Spartan International Index because they are effected at 4:00 p.m. Eastern time, when most foreign markets are closed. As a result, the fund may not be able to place trades to reflect shareholder transactions until foreign markets re-open.
Even if the funds' investments match their indices exactly, their returns could differ on a day-to-day basis because of differences in how the funds and the indices are valued. The funds normally value all of their investments at 4:00 p.m. Eastern time. The indices are valued by their sponsors, who may use different closing prices, currency exchange rates or dividend reinvestment assumptions than the funds do. Each fund seeks to achieve a 98% or better correlation between its
total return and the total return of its index.    FM    R monitors
correlation between the performance of the funds and their indices on a monthly basis. Correlation is measured by comparing the funds' monthly total returns to those of their indices over the most recent 36-month period. In the unlikely event that a fund cannot achieve a correlation of 98% or better, the Trustees will consider alternative arrangements.
The funds may use various techniques, such as stock index futures, to match the funds' performance to their indices.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies BT may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
BT may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
BT can use these practices in its efforts to track the returns of each fund's index. If BT judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by BT, under the supervision of the Board of Trustees and FMR, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WARRANTS are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.
OTHER INSTRUMENTS may include securities of other investment companies.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. The funds may also invest in similar money market funds managed by BT or other investment managers. A major change in interest rates or a default on a money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. BT receives a portion of securities lending income as a sub-advisory fee. Securities lending could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN TOTAL MARKET INDEX FUND seeks to provide investment results that correspond to the total return of a broad range of United States stocks.
SPARTAN EXTENDED MARKET INDEX FUND seeks to provide investment results that correspond to the total return of stocks of mid-to small-capitalization United States companies.
SPARTAN INTERNATIONAL INDEX FUND seeks to provide investment results that correspond to the total return of foreign stock markets.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR and each fund pay sub-advisory fees to BT for managing each fund's investments, administering its securities lending program, and for custodial services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance. MANAGEMENT AND SUB-ADVISORY FEES
Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index pay fees at the annual rates of 0.25%, 0.25%, and 0.40%, respectively, of their average net assets. These fees include management fees of 0.24%, 0.24%, and 0.34%, respectively, payable to FMR, and estimated
s   ub-advisory fees of 0.01%, 0.01% and 0.06% pay    able to BT
(representing 40% of net income from securities lending).
FMR has voluntarily agreed to limit each fund's total operating expenses (excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions and other transaction costs or extraordinary expenses) to an annual rate of 0.25%, 0.25%, and 0.35% of average net assets for Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index,
respectively. These agreements will continue    throu    gh December
31, 1999.
BT IS EACH FUND'S SUB-ADVISER under agreements with FMR and each fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to each fund.
For investment management, securities lending and custodial services to Spartan Total Market Index and Spartan Extended Market Index, FMR pays BT fees at an annual rate of 0.0125% of the average net assets of each fund. In addition, each fund pays BT fees equal to 40% of net income from each fund's securities lending program. The remaining 60% of net income from each fund's securities lending program goes to each fund.
For investment management, securities lending and custodial services to Spartan International Index, FMR pays BT fees at an annual rate of 0.0650% of the average net assets of the fund, plus fees of up to $200,000 annually. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While the management and sub-advisory fees are significant components of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Each fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FSC also collects each fund's annual index account fee of $10.00 per account.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
For the fiscal year ended February 28, 1998, the annualized portfolio turnover rates for Spartan Total Market Index, Spartan Extended Market
Index, and Spartan International Index were    7%, 40    % and 2%,
respectively. These rates vary from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing    tax-advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country    and Fidelity's Web site    .
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
I   f you would prefer to access information o    n-line, you can
visit Fidelity's Web site at www.   f    idelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your
program materials,    contact your employer, call your retirement
benefits number, visit Fidelity's Web site at www.fidelity.com, or
contact Fidelity dir    ectly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 223
(solid bullet) Assets in Fidelity mutual
funds: over $568 billion
(solid bullet) Number of shareholder
accounts: over 36 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 265
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax   -    deductible, subject to certain income
limits.
(solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) PROFIT SHARING OR MONEY PURCHASE PENSION PLANS (KEOGHS) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PLANS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's offering price. Each fund's shares are sold without a sales charge, but each fund charges a purchase fee. Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index charge purchase fees of 0.50%, 0.75%, and 1.00%, respectively, of the offering price.
Your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. Each fund's offering price and NAV are normally calculated each business day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page        . Purchase orders may be refused if, in FMR's opinion,
they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY,    complete and sign an account
application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN,    such
as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $15,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $10,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
There is no minimum account balance or initial or subsequent investment minimum for assets held in employee benefit plans (including Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs and The Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in
plan assets that have at least some    p    ortion of their assets
invested in mutua   l     funds advised by FMR and which are marketed
and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, there is no minimum account balance or initial or subsequent investment minimum for assets held in a Fidelity Traditional IRA or Fidelity Rollover IRA purchased with the proceeds of a distribution or transfer from an employee benefit plan as described above provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above.
There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.



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
                                TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT

SPARTAN TOTAL MARKET INDEX, SPARTAN EXTENDED MARKET INDEX AND SPARTAN INTERNATIONAL
INDEX
CHARGE PURCHASE FEES OF 0.50%, 0.75%, AND 1.00%, RESPECTIVELY, OF THE OFFERING PRICE.

PHONE 1-800-544-7777
(PHONE_GRAPHIC)                 (SMALL SOLID BULLET)    EXCHANGE
                                FROM ANOTHER FIDELITY             (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                                                                  ACCOUNT
                                  FUND ACCOUNT WITH THE SAME      WITH THE SAME REGISTRATION, INCLUDING NAME,
                                  REGISTRATION, INCLUDING
                               NAME,                              ADDRESS, AND TAXPAYER ID NUMBER.
                                  ADDRESS, AND TAXPAYER ID        (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                  FROM YOUR
                                  NUMBER.                         BANK ACCOUNT. CALL BEFORE YOUR FIRST USE TO
                                                                  VERIFY THAT THIS SERVICE IS IN PLACE ON YOUR
                                                                  ACCOUNT. MAXIMUM MONEY LINE: UP TO
                                                                  $100,000.

MAIL (MAIL_GRAPHIC)               (SMALL SOLID BULLET) COMPLETE
                               AND SIGN THE                          (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                                                                  FIDELITY FUND ACCOUNT WITH
                                 APPLICATION. MAKE YOUR CHECK        THE SAME REGISTRATION, INCLUDING NAME, ADDRESS,
                                 PAYABLE TO THE COMPLETE NAME OF  AND TAXPAYER ID NUMBER.
                                 THE FUND. MAIL TO THE ADDRESS    (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO
                                                                  TRANSFER FROM YOUR
                                 INDICATED ON THE APPLICATION.    BANK ACCOUNT. VISIT FIDELITY'S WEB SITE BEFORE YOUR
                                                                     FIRST USE TO VERIFY THAT THIS SERVICE IS IN PLACE
                                                                  ON
                                                                     YOUR ACCOUNT. MAXIMUM MONEY LINE: UP TO
                                                                     $100,000.

MAIL (MAIL_GRAPHIC)           (SMALL SOLID BULLET) COMPLETE AND
                              SIGN THE                            (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO
                                                                  THE COMPLETE NAME
                              APPLICATION. MAKE YOUR CHECK        OF THE FUND. INDICATE YOUR FUND ACCOUNT NUMBER
                              PAYABLE TO THE COMPLETE NAME        ON YOUR CHECK AND MAIL TO THE ADDRESS PRINTED ON
                              OF THE FUND. MAIL TO THE ADDRESS    YOUR ACCOUNT STATEMENT.
                              INDICATED ON THE APPLICATION.       (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666
                                                                  FOR
                                                                  INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)     (SMALL SOLID BULLET) BRING YOUR
                             APPLICATION AND                      (SMALL SOLID BULLET) BRING YOUR CHECK TO A
                                                                   FIDELITY INVESTOR CENTER. CALL
                             CHECK TO A FIDELITY INVESTOR          1-800-544-9797 FOR THE CENTER NEAREST YOU.
                             CENTER. CALL 1-800-544-9797
                             FOR THE CENTER NEAREST YOU.

WIRE (WIRE_GRAPHIC)         (SMALL SOLID BULLET) CALL
                            1-800-544-7777 TO SET                 (SMALL SOLID BULLET) NOT AVAILABLE FOR
                                                                  RETIREMENT ACCOUNTS.
                            UP YOUR ACCOUNT AND TO ARRANGE        (SMALL SOLID BULLET) WIRE TO:
                            A WIRE TRANSACTION. NOT               BANKERS TRUST COMPANY,
                            AVAILABLE FOR RETIREMENT              BANK ROUTING #021001033,
                            ACCOUNTS.                             ACCOUNT #00163053.
                           (SMALL SOLID BULLET) WIRE WITHIN 24
                           HOURS TO:                              SPECIFY THE COMPLETE NAME OF THE FUND AND
                           BANKERS TRUST COMPANY,                 INCLUDE YOUR ACCOUNT NUMBER AND YOUR NAME.
                           BANK ROUTING #021001033,
                           ACCOUNT #00163053.
                                                                  SPECIFY THE COMPLETE NAME OF
                                                                  THE FUND AND INCLUDE YOUR NEW
                                                                  ACCOUNT NUMBER AND YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)        (SMALL SOLID BULLET) NOT AVAILABLE.    (SMALL SOLID BULLET)    USE FIDELITY AUTOMATIC
                                                                  ACCOUNT BUILDER. SIGN UP
                                                                     FOR THIS SERVICE WHEN OPENING YOUR ACCOUNT, VISIT
                                                                     FIDELITY'S WEB SITE AT WWW.FIDELITY.COM TO OBTAIN
                                                                     THE FORM TO ADD THE SERVICE, OR CALL
                                                                     1-800-544-6666 TO ADD THE SERVICE.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone   ,     in writing   , or through Fidelity's
Web site.     Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$10,000 worth of shares in the account to keep it open (except accounts not subject to the investment minimums).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
     ACCOUNT TYPE  SPECIAL REQUIREMENTS




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
PHONE 1-800-544-7777
(PHONE_GRAPHIC)          ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                         RETIREMENT                  (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                     MINIMUM: $10; MAXIMUM: UP TO $100,000.
                         ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                     BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                     NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)           INDIVIDUAL, JOINT TENANT,   (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                         SOLE PROPRIETORSHIP,        PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                         UGMA, UTMA                  EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                         RETIREMENT ACCOUNT          (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                     RETIREMENT DISTRIBUTION FORM. CALL
                                                     1-800-544-6666 TO REQUEST ONE.
                         TRUST                       (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                     CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                     IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                     TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                         BUSINESS OR ORGANIZATION    (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                     RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                     LETTER.
                                                     (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                     SEAL OR A SIGNATURE GUARANTEE.
                         EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                         CONSERVATOR, GUARDIAN



WIRE (WIRE_GRAPHIC)  ALL ACCOUNT TYPES EXCEPT   (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                     RETIREMENT                 USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                1-800-544-6666. MINIMUM WIRE: $5,000.
                                                (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                                EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                NEXT BUSINESS DAY.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
       FIDELITY'S WEB SITE    at www.fidelity.com offers product and
servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
   24-HOUR SERVICE
   ACCOUNT ASSISTANCE
   1-800-544-6666
   ACCOUNT TRANSACTIONS
   1-800-544-7777
   PRODUCT INFORMATION
   1-800-544-8888
   RETIREMENT ACCOUNT ASSISTANCE
   1-800-544-4774
   TOUCHTONE XPRESSSM
   1-800-544-5555
   WEB SITE
   www.fidelity.com
    AUTOMATED SERVICE
(checkmark)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone   ,     in writing   , or through
Fidelity's Web site    .
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-8   00-544-6666 or visit Fidelity's Web
site at www.fidelity.co    m for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$500     MONTHLY OR
         QUARTERLY         (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                           APPLICATION.
                           (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666    OR VISIT FIDELITY'S WEB
                              SITE AT WWW.FIDELITY.COM     FOR AN APPLICATION.
                           (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                           1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                           SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$500     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666    OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                                  FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$500     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in April and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you are
entitled to your share of the
fund's net income and gains
on its investments. The fund
passes its earnings along to its
investors as DISTRIBUTIONS.
Each fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund realizes
capital gains whenever it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the funds may adjust their dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV and offering price, as applicable, as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE of each fund is its NAV adjusted to reflect the purchase fee.
A PURCHASE FEE of 0.50% for Spartan Total Market Index, 0.75% for Spartan Extended Market Index, and 1.00% for Spartan International Index will be charged. The purchase fee is applied as a percentage of the offering price. As an approximate percentage of the net amount invested (after purchase fee), the fees are 0.50% for Spartan Total Market Index, 0.76% for Spartan Extended Market Index, and 1.01% for Spartan International Index. This fee is not a sales charge, and is paid to the fund rather than Fidelity or BT. The purchase fee is designed to help defray the transaction costs, such as brokerage commissions and currency exchange costs, incurred by the funds in purchasing securities.
The purchase fee is charged on exchanges into each fund. The purchase fee does not apply to shares that are acquired through reinvestment of dividends or distributions, or to shares purchased in kind.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. EACH FUND CHARGES AN ANNUAL INDEX ACCOUNT FEE of $10.00 per account to offset shareholder service costs if your account balance falls below $10,000 at the time of the December distribution. The index account fee does not apply to assets held in employee benefit plans (including Fidelity-sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs and The Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of their assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not apply to assets held in a Fidelity Traditional IRA or Fidelity Rollover IRA purchased with proceeds of a distribution or transfer from an employee benefit plan as described above, provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above.
FSC deducts $10.00 from each account at the time the December distribution is credited to each account. If the amount of the distribution is not sufficient to pay the fee, the index account fee may be deducted directly from your account balance.
IF YOUR ACCOUNT BALANCE FALLS BELOW $10,000, you will be given 30 days' notice to reestablish the minimum balance (except accounts not subject to the investment minimums). If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. APPENDIX
The Wilshire 5000 and the Wilshire 4500 are compiled by Wilshire Associates Incorporated, which is neither an affiliate nor a sponsor of Spartan Total Market Index or Spartan Extended Market Index. Spartan International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated (Morgan Stanley). Morgan Stanley makes no representation warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing securities generally or in the fund particularly or the ability of the EAFE(registered trademark) Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the issuer of the fund or the owners of the fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the fund in connection with the administration, marketing or trading the fund.
ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSIONS IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Inclusion of a stock in an index does not imply that it is a good investment.






This prospectus is printed on recycled paper using soy-based inks. FIDELITY CONCORD STREET TRUST

SPARTAN TOTAL MARKET INDEX FUND
SPARTAN EXTENDED MARKET INDEX FUND
SPARTAN INTERNATIONAL INDEX FUND

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER        STATEMENT OF ADDITIONAL INFORMATION


10, 11         ............................    COVER PAGE

12             ............................    DESCRIPTION OF THE TRUST

13      A - C  ............................    INVESTMENT POLICIES AND LIMITATIONS

        D      ............................    *

14      A - C  ............................    TRUSTEES AND OFFICERS

15      A, B   ............................    *

        C      ............................    TRUSTEES AND OFFICERS

16      A      I............................   FMR; PORTFOLIO TRANSACTIONS

               II............................  TRUSTEES AND OFFICERS

               III...........................  MANAGEMENT CONTRACTS

        B      ............................    MANAGEMENT CONTRACTS

        C, D   ............................    CONTRACTS WITH FMR AFFILIATES; CONTRACTS WITH BT
                                               AFFILIATES

        E      ............................    *

        F      ............................    DISTRIBUTION AND SERVICE PLANS

        G      ............................    *

        H      ............................    DESCRIPTION OF THE TRUST

        I      ............................    CONTRACTS WITH FMR AFFILIATES

17      A      ............................    PORTFOLIO TRANSACTIONS

        B      ............................    *

        C      ............................    PORTFOLIO TRANSACTIONS

        D, E   ............................    *

18      A      ............................    DESCRIPTION OF THE TRUST

        B      ............................    *

19      A      ............................    ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION
                                               INFORMATION

        B      ............................    ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION
                                               INFORMATION; VALUATION

        C      ............................    *

20             ............................    DISTRIBUTIONS AND TAXES

21      A, B   ............................    CONTRACTS WITH FMR AFFILIATES

        C      ............................    *

22             ............................    *

23             ............................    FINANCIAL STATEMENTS


* Not Applicable
SPARTAN TOTAL MARKET INDEX FUND,
SPARTAN EXTENDED MARKET INDEX FUND, AND
SPARTAN INTERNATIONAL INDEX FUND
FUNDS OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
APRIL 18, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated April 18, 1998). Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.

TABLE OF CONTENTS                                                              PAGE



INVESTMENT POLICIES AND LIMITATIONS                                            102

SPECIAL CONSIDERATIONS REGARDING EUROPE                                        107

SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA  110

PORTFOLIO TRANSACTIONS                                                         24

VALUATION                                                                      113

PERFORMANCE                                                                    25

ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION                117

DISTRIBUTIONS AND TAXES                                                        117

FMR                                                                            27

BT                                                                                28

TRUSTEES AND OFFICERS                                                          28

MANAGEMENT CONTRACTS                                                           121

DISTRIBUTION AND SERVICE PLANS                                                 32

CONTRACTS WITH FMR AFFILIATES                                                  122

CONTRACTS WITH BT AFFILIATES                                                   33

DESCRIPTION OF THE TRUST                                                       123

APPENDIX                                                                       34


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
Bankers Trust Company (BT)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
   CUSTODIAN
   Bankers Trust Company (BT)
SIF-ptb-0498
702379
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN TOTAL MARKET INDEX FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed that amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitations does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company, with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchase of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where
   more than     10% of its net assets was invested in illiquid
securities, it would consider appropriate steps to protect liquidity. For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
INVESTMENT LIMITATIONS OF SPARTAN EXTENDED MARKET INDEX FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed that amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitations does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company, with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchase of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where
   more than     10% of its net assets was invested in illiquid
securities, it would consider appropriate steps to protect liquidity. For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
INVESTMENT LIMITATIONS OF SPARTAN INTERNATIONAL INDEX FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed that amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitations does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company, with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchase of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where
   more than     10% of its net assets was invested in illiquid
securities, it would consider appropriate steps to protect liquidity. For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies BT may employ in pursuit of a fund's investment objective, and a summary of related risks. BT may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that BT will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by BT.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on BT's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as BT anticipates. For example, if a currency's value rose at a time when BT had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If BT hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if BT increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that BT's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when BT determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. BT will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The funds may invest in futures on stock indexes other than the indexes they seek to track.
For example, Spartan Total Market Index and Spartan Extended Market Index may invest in futures on such indexes as the S&P 500, the Russell 2000 Index, or the S&P MidCap Index.
Spartan International Index may invest in futures based on such indexes as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow different trading, settlement and margin procedures than U.S. exchanges do. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risks of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund    has
file   d     a notice of eligibility for exclusion from the definition
of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
BT also intends to follow certain other limitations on the funds' futures and option activities. Each fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, each fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of a fund's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, BT may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by BT to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days and over-the-counter options. Also, BT may determine some restricted securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES. Indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500, the Wilshire 5000, the Wilshire 4500, the MSCI EAFE or comparable stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indices as accurately as direct investments in the indices. INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
OTHER INVESTMENT COMPANIES. A fund may purchase the shares of other investment companies.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR affiliate.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by BT or, under certain circumstances, by FMR or an FMR affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp. The funds will not lend securities to BT or its affiliates. BT receives a portion of securities lending income earned by each fund.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BT, or, under certain circumstances, FMR or an FMR affiliate, to be of good standing. Furthermore, they will only be made if, in BT's judgment, the consideration to be earned from such loans would justify the risk.
BT understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If a fund cannot recover the loaned securities on termination, a fund may sell the collateral and purchase a replacement investment in the market.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the funds would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.
The most significant factor in the performance of swap agreements is
the change in value of the specific index,    currency,     or other
factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the its applicable index. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. SPECIAL CONSIDERATIONS REGARDING EUROPE
Europe can be divided into 2 categories of market development: the developed economies of Western Europe1<F4>, and the transition economies of Eastern Europe2<F3>. As a whole, Europe witnessed a slowdown in growth in 1996, down to 1.7% from its 1995 level of 2.5%. Inflation decreased to 4.6%, down from 5.1% in 1995. The weak growth performance in Germany had an effect on the region as a whole, largely due to the role Germany plays as a primary trading partner to most European countries.
In the west, GDP growth averaged 2.5%, unemployment 9.2% and inflation 6.8%3<F2>. Twelve of the countries enjoy both positive trade balances and positive current accounts balances, while seven do not. Likewise, in the east growth averaged 3.1%, while inflation averaged 26%4<F1>. All countries save Bulgaria saw trade and current accounts deficits. Stock market performance in the western countries was strong. Over 9100 firms, both foreign and domestic, are listed on the exchanges throughout the region. Total market capitalization in the west was over $9 trillion in 1996. Market capitalization totals grew over their 1995 levels on an average of 31%, with notable performances by Turkey and Greece, both growing by almost 50%. Trading value turnover increased in all countries save Austria and Ireland, and the average increase across the region was 29%.
The European Union (EU) consists of 15 countries of western Europe:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the UK. The 6 founding countries first formed an economic community in the 1950's to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and coordinate various industrial policies, such as agriculture. The group has admitted new members in the 1970's and most recently in 1995 when Austria, Finland and Sweden joined. By that time the community had changed its legal status to the European Union (EU) and reaffirmed their goal of creating a single, unified market that would, at 372.6 million people, be the largest in the developed world. The notion is to create a union through which goods, people, and capital could move freely. A second component of the EU is the creation of a single currency to replace each of the member countries' domestic currencies. In preparation for the creation of this currency, to be called the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies with a pre-specified value relative to each other. In 1999 there is planned the establishment of the Economic and Monetary Union (EMU), as set forth by the Maastricht Treaty. At this point the Euro will be introduced and those countries which both qualify and desire to join will join. Beyond 1999 there will be opportunities for new countries to join the EMU.
The year 1997 is significant for members of the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria includes, amongst other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels could delay the realization of EMU by 1999. Many political battles are currently being waged over the issue of how much debt and deficit reducing policies should be undertaken. Pressure to increase fiscal spending is strong, particularly given the slow growth and high unemployment. Indeed, unemployment rates, which range from 3.2% in Luxembourg to 22% in Spain and which average 9.9%, are currently seen as the biggest threats to EMU.
In 1996, the EU averaged a 6.85% inflation rate, a 75.98% government debt, and a 3.62% budget deficit. Only three countries meet the necessary debt levels, four countries meet the required deficit levels, and only 1 meets both (Luxembourg). Broadly speaking, the success of left of center parties in recent elections in various countries is a signal that citizens and at least some politicians are now more hesitant to move rapidly toward EMU.
Many foreign and domestic firms are establishing themselves or increasing their activity in Europe in anticipation of the unified single market. Clear, confident signals of what a diverse, multi-industrial, unified market under a single currency could look like have been the impetus for increases in market activity, corporate development and mergers and acquisitions. A successful EMU could prove be an engine for sustained growth.
Nevertheless, much discussion of liberalizing the Maastricht criteria is coming about as 1999 approaches and the prospects of achieving a successful implementation of the EMU is seen by many as slim. Should this happen, the political ramifications and the strength of the EMU would become unpredictable, as many politicians have staked their credibility on meeting the EMU deadline.
In the meantime, the expansion of the EU to include other countries in western and Eastern Europe serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly obvious gap between rich and poor both within the aspiring countries and also between those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
The economies of the east are embarking on the transition from communism at different paces with appropriately different characteristics. War torn Croatia's economy crossed firmly into positive growth levels for the first time since it split from Yugoslavia while the rapidly developing Polish and Czech economies continued their strong advance, responded to rising levels of investment, domestic consumption, exchange rate stability, and export growth. To be sure, one country's recipe for success is unique from all other countries. Inflation and unemployment levels differ widely, and the search for a `transition strategy' remains confined to the dictates of local conditions.
In some countries, such as Albania and Romania, political events and policy failures severely hindered economic recovery. In others, such as Serbia, extreme political events prevent the gathering of accurate macroeconomic data. Politically, what separates these countries from the rest is not that they have relied on the leadership of former communists, but that these politicians have continued to reject the libertarian economic principles that their counterparts in other eastern countries have been implementing. Part of this rejection includes the failure to establish an effective and legitimate legal infrastructure. This position isolates these countries from both the west and their multinational organizations.
For the more developed eastern economies, partnership with western institutions such as the EU and NATO serve as incentives to balance the demands of the citizens with fiscal austerity. As relationships develop and confidence rises, investment in these economies increases. In the east established stock markets now exist in Bulgaria, Croatia, Czech Republic, Hungary, Poland, Slovenia and Slovakia. Over 330 firms are listed on the various exchanges, and in 1996 total market capitalization was $38.3 billion. This represents an average increase of 193% over 1995. Trading value turnover in 1996 went up 287% on average.
Strong sectors for these economies are mostly industrial such as automotives and machinery. Also strong are manufacturing sectors, chemicals and pharmaceuticals. Service industries are not extensively developed, but financial services are increasing. Natural resources, particularly oil and minerals, are weak.
As this region continues to develop, it is possible that the massive drops in output that followed the collapse of the Soviet Union are well behind and that for many economies a significant corner has been turned toward positive growth. Economies, which work to tie their future to an integrated, global economy, are likely to continue to receive the aid and investment from the west that has helped bring them along so far. Still, the key component of a successful transition for all of these countries is political commitment to support the civil institutions that will ultimately replace the monolithic welfare state. With 113 million people, diverse industry and an well-educated work force, Eastern Europe is a promising market.
REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1996
   DENMARK                1.8%

   FRANCE                 0.9%

   GERMANY                1.3%

   ITALY                  0.8%

   NETHERLANDS            2.2%

   SPAIN                  2.1%

   SWITZERLAND            0.0%

   UNITED KINGDOM         2.2%

Source: The Economist. The LGT Guide to World Equity Markets 1997.
<F1>4. This average inflation rate includes the exceptionally high rate in Bulgaria (125.0%). Without this outlier, inflation across the region averaged 17.0%.
<F2>3. This average inflation rate includes the exceptionally high rate in Turkey (86.0%). Without this outlier, inflation across the region averaged 2.4%.
<F3>2. Albania, Bulgaria, Croatia, Czech Republic, Estonia, Hungary,
Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.
<F4>1. Austria, Belgium, Denmark, Finland, France, Germany, Greece,
Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom.
For national stock market index performance, please see the section on
Performance beginning on page    27    .
SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.
Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.
Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would chock off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar.
The same kinds of concerns that affected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea, and Hong Kong all faced related currency and/or equity market declines. Of these, the South Korean situation was the most severe. Revelations of this country's poor lending practices and high levels of corporate indebtedness led to steep, extended declines in the value of the won, high interest rates, and tumbling equity markets. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, many experts believed that the entire region's economic growth would slow in the near term.
JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the war into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1996, 1,833 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1996, TSE performance was lackluster, with the TOPIX down about 7%.
CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more that 80 million who are now able to afford middle class western goods.
China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.
AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices.
Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment.
GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion. budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth.
Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration. INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average if its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year.
Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
In 1994 the country underwent deregulation measures which further boosted investment. By 1996, FDI levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.
The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to the various causes, but it does not seem to have had much impact on the government. Efforts to impose sanctions on the country by both federal and state level politicians in the US have so far proven unsuccessful, but are likely to continue to persist.
Politically, the ruling party, Golkar, faces frequent challenges from unofficially sanctioned opposition parties, but these efforts are effectively marginalized. The key political question in Indonesia is who will replace the aging ruler, President Suharto who, at 76, has been the county's only leader for over 30 years. His long tenure and the country's nascent democratic institutions leave the question of proper succession open. During his career he has amassed support from a directly appointed insider bureaucracy of political and business elites which features immediate members of his family. As well, he has relied strongly upon the army to provide the force necessary to contain social unrest. Which amongst these two institutions will emerge to replace Suharto is far from clear, and the surrounding intrigue could lead to some instability. As economic policies have been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been their ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995.
MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP.
A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the US, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already US investors have invested over $9 billion, and most of this is in electronics and energy projects.
Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the US and the EU bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.
The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000. SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.
The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate. SOUTH ASIA. Although India's economy has grown at an average rate of 7% over the past three years, growth has slowed to about 6% during 1997. Economic growth, which had been fueled by strong industrial and export sectors, slowed along with growth in these sectors. It is uncertain whether India will be able to sustain the high growth rates it experienced through 1996. Subsidies amount to almost 15% of GDP, while agriculture accounts for about 25%. In 1997, annual inflation has been approximately 3.8% down from about 6.6% the previous year. During 1997, the current account deficit has been roughly 1.2% of GDP, down from 1.5% in 1996. The exchange rate has been gradually devalued in the 1980's and 1990's, and could be devalued further. Beginning in 1992, industry, financial markets, and the country's trade have been gradually liberalized. Fifty-five percent of India's population is illiterate, roughly half live in poverty, and unemployment remains high.
Since the dissolution of the Narasimha Rao government in early 1996, India has experienced several weak, coalition governments that have been unable to consolidate their position for an extended period. Partially as a result, economic reforms have proceeded slowly through gradually. Future changes in government could weaken or set back the reform process.
India does not enjoy trouble-free relations with its neighbors. India and Pakistan have fought two wars since their independence in 1947 and have yet to resolve a continuing dispute over the status of the norther Indian state of Kashmir. Various Kashmiri separatist groups, Indian, and Pakistani military have been involved in armed conflict within the state. Neither India nor Pakistan have signed the Comprehensive Nuclear Test Ban Treaty, which prohibits nuclear weapons testing. A border dispute with China and questions over the involvement of elements within India in the internal affairs of Sri Lanka also affect India's relations with these countries.
The other, smaller South Asian countries of Pakistan, Bangladesh, and Sri Lanka share with India the challenges of reducing poverty and illiteracy and improving infrastructure and economic growth. While each of these countries has taken steps to liberalize their economies, their economies are far from mature, as are their legal and regulatory systems. In addition, because they have small and relatively less diversified economies and public markets, they are susceptible to external economic shocks, which may result in currency declines. Sri Lanka has been plagued by internal challenges to its security, while Pakistan has faced significant political infighting and instability. Bangladesh's largely agricultural economy is heavily dependent on the severity of the monsoons.
SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textile initially drove the economy, to be replaced later by heavy industries such as automobiles.
Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level. THAILAND. The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.
The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.
The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
             $ BILLIONS

INDIA            132.97

INDONESIA        91.00

KOREA            138.91

MALAYSIA         322.00

PAKISTAN         11.75

PHILIPPINES      80.69

SINGAPORE        182.00

TAIWAN           274.00

THAILAND         95.92

Source: The Economist. The LGT Guide to World Equity Markets
199   7    .
REAL GDP ANNUAL RATE OF GROWTH
(ANNUAL % CHANGE)
1996
CHINA            9.1

HONG KONG        4.3

INDIA            5.7

INDONESIA        7.1

JAPAN            3.9

KOREA            6.8

MALAYSIA         8.3

PHILIPPINES      5.5

SINGAPORE        6.5

TAIWAN           5.8

THAILAND         7.2
Source: The Economist. The LGT Guide to World Equity Markets
199   7    .
For national stock market index performance, please see the section on
Performance beginning on page    27    .
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by BT pursuant to authority contained in the management contract and sub-advisory agreement. BT is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, BT considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
   Each     fund may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and
performance of accounts;    and     effect securities transactions and
perform functions incidental thereto (such as clearance and
settlement).
   The selection of such broker-dealers for transactions in equity securities is generally made by BT (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by BT's investment staff based primarily upon the quality of execution services provided.
   For transactions in fixed-income securities, BT's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to BT in rendering investment
management services to th   at     fund or its other clients, and
conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other BT clients may be useful to BT
in carrying out its obligations to    a     fund. The receipt of such
research has not reduced BT's normal independent research activities; however, it enables BT to avoid the additional expenses that could be incurred if BT tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commissions paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund may pay a broker-dealer commissions     for agency transactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause    a     fund to pay such higher
commissions, BT must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or BT's overall responsibilities to
th   at     fund    or     its other clients. In reaching this
determination, BT will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
BT is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan     (FBS   J    ), indirect subsidiaries of FMR
Corp., and BT Brokerage Corporation,    and     BT Futures
Corp   .    , indirect subsidiaries of Bankers Trust New York
Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms
for similar services.    Prior to December 9, 1997, FMR used research
services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees    of each fund     periodically review BT's
performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the
commissions paid by    the     fund over representative periods of
time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal period ended February 28, 1998, the    annualized
portfolio turnover rates were    7    %,    40    %, and    2    %,
respectively for Spartan Total Market Index, Spartan Extended Market
Index, and Spartan International Index   .
For the fiscal    year     ended February, 1998, Spartan Total Market
Index, Spartan Extended Market Index, and Spartan International Index
paid brokerage commissions of $   12,313    , $   19,089    , and
$   11,635    , respectively.    Significant changes in brokerage
commissions paid by a fund from year to year may result from changing
asset levels throughout the year. A     fund    may     pay both
commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal year ended February 1998, Spartan International
Index paid $   11,584     in    brokerage     commissions to firms
that provided research services involving approximately $   13,335,122
    of transactions; during the fiscal year ended February 1998,
Spartan Extended Market Index paid $   19,089     in    brokerage
    commissions to firms that provided research services involving
approximately $   25,467,523     of transactions   ; during the fiscal
year ended February 1998, Spartan Total Market Index paid $12,313 in brokerage commissions to firms that provided research services
involving approximately $28,518,455 of transactions    . The provision
of research services was not necessarily a factor in the placement of all this business with such firms.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made by BT and are independent from those of other funds managed by FMR or BT or accounts managed by FMR or BT affiliates. It sometimes happens that the same security is
held in the portfolio of more than one    of these funds     or
account   s    . Simultaneous transactions are inevitable when several
funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment manager and BT as sub-adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
   A     fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting
dividends and capital gain distributions, and any change in    a
fund's NAV over a stated period    but do not include the effect of
each fund's $10.00 annual index account fee    . Average annual total
returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures
as opposed to the actual year-to-year performance of    a     fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or
after-tax basis and may    or may not include the effect of a
fund's purchase fee    or the $10.00 annual index account fee    .
Excluding a fund's purchase fee    and annual index account fee
from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
February 27, 1998, the 13-week moving average was $   25.92    ,
$   25.10    , and $   25.56    , respectively, for Spartan Total
Market Index, Spartan Extended Market Index, and Spartan International
Index.
Each fund may compare its total return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
INDEX RESULTS. The following table shows the record of the S&P 500,
the Wilshire 5000, the Wilshire 4500 and the    MSCI     EAFE over the
ten years ended February 28, 1998. The funds may not always hold the same securities as their indices. BT may use statistical sampling techniques to attempt to replicate the returns of the indices using a smaller number of securities. Index values are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
      S&P 500        WILSHIRE 5000  WILSHIRE 4500     MSCI     EAFE

1998      35.01          34.48          31.85          15.73

1997      26.16          22.17          13.51          3.28

1996      34.70          34.20          32.28          16.85

1995      7.36           5.28           1.11           -4.45

1994      8.34           10.39          15.55       3   9.18

1993      10.65          9.47           7.01           -4.12

1992      15.99          20.15          30.29          -7.43

1991      14.67          12.64          7.04           -2.30

1990      18.90          15.77          9.37           -3.22

1989      11.87          12.77          14.50          20.84

   INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
   The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
   MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $5,749.5 ($10,078.9 including the U.S.) billion in 1996 to $6,207.8 ($12,040.3 including the U.S.) billion in 1997.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of December, 1997.
   TOTAL MARKET CAPITALIZATION

   Australia         $ 164.1         Japan                      $ 1,498.6

   Austria            23.0           Netherlands                 337.9

   Belgium            75.5           Norway                      31.5

   Canada             305.9          Singapore/Malaysia          54.5/49.0

   Denmark            67.7           Spain                       158.3

   France             474.5          Sweden                      154.5

   Germany            584.7          Switzerland                 465.6

   Hong Kong          167.0          United Kingdom              1,284.8

   Italy              238.9          United States               6,209.9


   NATIONAL STOCK MARKET PERFORMANCE.     Certain national stock
markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
Australia      -10.4    %  Japan                   -23.7    %

Austria        1.6         Netherlands             23.8

Belgium        13.6        Norway                  6.2

Canada         12.8        Singapore/Malaysia     -30.0/-68.3

Denmark        34.5        Spain                   25.4

France         11.9        Sweden                  12.9

Germany        24.6        Switzerland             44.2

Hong Kong      23.3        United Kingdom          22.6

Italy          35.5        United States           33.4

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
Australia      9.2    %   Japan                   -14.5    %

Austria        18.5       Netherlands             45.1

Belgium        32.4       Norway                  22.7

Canada         17.8       Singapore/Malaysia     -15.7/-51.1

Denmark        56.1       Spain                   46.9

France         29.5       Sweden                  31.2

Germany        45.3       Switzerland             56.7

Hong Kong      -23.2      United Kingdom          27.5

Italy          57.5       United States           33.4

The following table shows the average annualized stock market returns
measured in U.S. dollars as of    Decem    ber 31, 199   7    .
   STOCK MARKET PERFORMANCE
                          Five Years Ended          Ten Years Ended
                          December 31, 1997         December 31, 1997

   Germany                 15.32%                    39.05%

   Hong Kong               0.86%                     107.89%

   Japan                   -4.11%                    -3.22%

   Spain                   26.67%                    41.73%

   United Kingdom          17.42%                    46.60%

   United States           24.58%                    63.20%

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index may compare their performance to that of their respective indices (the Wilshire 5000 for Spartan Total Market Index,
the Wilshire 4500 for Spartan Extended Market Index, and the    MSCI
    EAFE for Spartan International Index) and the Standard & Poor's
500 Index.
The index returns for the    MSCI     EAFE for the periods after
January 1, 1997, may be adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. The performance of these indices over any period since their inception may be quoted in fund advertising.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility
seek to compare    a     fund's historical share price fluctuations or
total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents
   a     fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of February 28, 1998, FMR advised over $   31     billion in
   municipal     fund assets, $   102     billion in money market fund
assets, $   428     billion in equity fund assets, $   75     billion
in international fund assets, and $   28     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal
Reserve Wire System is closed   , federal funds wires cannot be
sent    .
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the    1940 Act,     each fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
Each fund, in its discretion, may determine to issue its shares "in kind" in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle. Purchases of shares of a fund through an in-kind exchange are not subject to the fund's purchase fee.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each of Spartan Total Market Index and Spartan
Extended Market Index   's     income may qualify for the
dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying
dividends.    Because Spartan International Index invests
significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received
deduction.     Because each fund may earn other types of income, such
as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of February 28, 1998, Spartan Total Market Index and Spartan Extended Market Index hereby designate $7,000 and $2,000, respectively, as a capital gain dividend for the purpose of the dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains.
Generally,    a     fund will elect to mark-to-market any PFIC shares.
Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Concord Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
BT
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded
in 1903. As of December 31, 199   7,     Bankers Trust New York
Corporation was the seventh largest bank holding company in the United
States with total assets of approximately $1   40     billion. BT is a
worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets.
Investment management is a core business of BT with    over
    $   250     billion in assets under management globally. Of that
total,    over     $   100     billion are in U.S. equity index
assets. This makes BT one of the nation's leading managers in index funds.
BT has been advised by counsel that BT currently may perform the services for each fund described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of Fidelity Investments Money Management, Inc.    (1998),
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor.    Mr. Gates is a Director of LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of Fidelity Investments Money Management, Inc.    (1998)    ,
Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1998, or calender year ended December 31, 1997, as applicable. COMPENSATION TABLE


Trustees                       Aggregate               Aggregate         Aggregate             Total
and                            Compensation            Compensation      Compensation          Compensation
Members of the Advisory Board  from                    from Spartan      from Spartan          from the
                               Spartan Total           Extended Market   International Index   Fund Complex*   ,A
                               Market IndexB,   +      IndexB,   +       B,   +

J. Gary Burkhead**             $    0                  $    0            $    0                $    0

Ralph F. Cox                   $    7                  $    7            $    8                    214,500

Phyllis Burke Davis            $    7                  $    7            $    8                    210,000

Robert M. Gates***             $    7                  $    7            $    8                    176,000

Edward C. Johnson 3d**         $    0                  $    0            $    0                 0

E. Bradley Jones               $    7                  $    7            $    8                    211,500

Donald J. Kirk                 $    7                  $    7            $    8                    211,500

Peter S. Lynch**               $    0                  $    0            $    0                 0

William O. McCoy****           $    7                  $    7            $    8                    214,500

Gerald C. McDonough            $    8                  $    9            $    10                   264,500

Marvin L. Mann                 $    7                  $    7            $    8                    214,500

Robert C. Pozen**              $    0                  $    0            $    0                 0

Thomas R. Williams             $    7                  $    7            $    8                    214,500


* Information is for the calendar year ended December 31, 1997 for
230     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was elected to the Board of Trustees on March 19, 1997.
****    Mr. McC    oy was elected to the Board of Trustees on March
19, 1997.
   +     Estimated
A    Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    February 28, 1998    , the following owned of record or
beneficially 5% or more of a fund's outstanding shares:
   Spartan Total Market Index: FMR Capital, Boston, MA (15%).
   Spartan Extended Market Index: FMR Capital, Boston, MA (38%). Spartan International Index: FMR Capital, Boston, MA (80%).
   As of February 28, 1998, approximately 38% and 80% of Spartan Extended Market Index Fund's and Spartan International Index Fund's total outstanding shares, respectively, was held by an FMR affiliate. FMR Corp. is the ultimate parent company of this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 30, Mr. Edward C. Johnson 3d, President and Trustee of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of Spartan Extended Market Index Fund's and Spartan International Index Fund's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
FMR is manager of Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund pursuant to management contracts dated November 3, 1997, which were approved by FMR, as the then sole shareholder, on September 5, 1997.
MANAGEMENT AND SUB-ADVISORY SERVICES. Each fund employs FMR to furnish investment advisory and other services. FMR provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
BT is the sub-adviser of each fund and acts as each fund's custodian. Under its management contract with each fund, FMR acts as investment adviser. Under the sub-advisory agreement, and, subject to the supervision of the Board of Trustees, BT directs the investments of each fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of each fund and provides custodial services to each fund.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT AND SUB-ADVISORY FEES. For the services of FMR under each contract, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund each pay FMR and BT monthly management and sub-advisory fees at the annual rate of 0.25%, 0.25%, and 0.40%, respectively, of its average net assets throughout the month. These fees include management fees of 0.24%, 0.24%, and
0.34%, respectively, payable to FMR, and    estimated     sub-advisory
fees of    0.01    %,    0.01    %, and    0.06    %, respectively,
payable to BT (representing 40% of net income from securities
lending). FMR    has     voluntarily agreed to reimburse Spartan Total
Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund if and to the extent that the fund's expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions and other transaction costs, or extraordinary expenses),
   a    re in excess of an annual rate of 0.25%, 0.25%, and 0.35%
respectively, of its average net assets through December 31, 1999. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.
SUB-ADVISER. Each fund and FMR have entered into sub-advisory agreements with BT. Pursuant to the sub-advisory agreements, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
   Under the sub-advisory agreements, for providing investment management, securities lending and custodial services to Spartan Total Market Index and Spartan Extended Market Index, FMR pays BT fees at an annual rate of 0.0125% of the average net assets of each fund. In addition, as described above, under the sub-advisory agreements, for such services each fund pays BT fees equal to 40% of net income from each fund's securities lending program. The remaining 60% of net income from each fund's securities lending program goes to each fund.
   Under the sub-advisory agreement, for providing investment management, securities lending and custodial services to Spartan International Index, FMR pays BT fees at an annual rate of 0.0650% of the average net assets of the fund, plus fees of $35 per portfolio transaction (up to a maximum of $200,000 annually). In addition, as described above, under the sub-advisory agreement, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
The following table shows the amount of management fees paid by each
fund to FMR and sub-advisory fees paid by each fund    and FMR     to
BT for the past fiscal period.



Fund                  Fiscal Period           Management Fees             Sub-Advisory Fees       Sub-Advisory Fees
                             Ended            Paid to FMR                 Paid to BT              Paid to BT    by FMR
                      February 28                                         by the Funds

Spartan Total Market
Index   *             1998                    $    16,488                 $ 283                   $    859

Spartan Extended
Market Index   *      1998                    $    17,265                 $ 917                   $    899

Spartan International
Index   *             1998                    $    23,400                 $ 76                    $    33,979


   * Each fund commenced operations on November 5, 1997.
The table below shows the period of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

                                       Aggregate           Fiscal Period  Management Fee   Amount of
                                       Operating Expense   Ended          Before           Management Fee
                                       Limitation          February 28    Reimbursement    Reimbursement

Spartan Total Market Index   *         0.25%               1998           $    16,488      $    16,488

Spartan Extended Market Index   *      0.25%               1998           $    17,265      $    17,265

Spartan International Index   *        0.35%               1998           $    23,400      $    23,400


   * Each fund commenced operations on November 5, 1997.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee
and an asset-based fee    each paid monthly with respect to each
account in a fund. For retail accounts and certain institutional
accounts, these     fees are based on account size and fund type.
   For     certain institutional retirement accounts, these fees are
based on fund type.    For certain other institutional retirement
accounts, these fees are based on account type (i.e., omnibus or
non-omnibus) and, for non-omnibus accounts, fund type.     The account
fees are subject to increase based on    postage     rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects each fund's $10.00 index account fee from certain accounts with balances of less than $10,000 at the time of the December distribution.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund and maintains each fund's portfolio and general accounting records.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% (for Spartan Total Market Index Fund and Spartan Extended Market Index Fund) and 0.0750% (for Spartan International Index Fund) of the first $500 million of average net assets and 0.0300% (for Spartan Total Market Index Fund and Spartan Extended Market Index
Fund) and 0.0375% (for Spartan International Index Fund) of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past fiscal year are shown in the table below.
Fund                                 1998

Spartan Total Market Index Fund*     $    19,211

Spartan Extended Market Index Fund*  $    19,211

Spartan International Index Fund*    $    19,211

* Each fund commenced operations on November 5, 1997.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH BT AFFILIATES
BT is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. However, a fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the Wilshire 5000. The Chase Manhattan
Bank    and The Bank of New York    ,    each     headquartered in New
York, also may serve as special purpose custodian   s     of certain
assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
BT's fees for custodial services to each fund are included in the fees payable under the sub-advisory agreements.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund are funds of Fidelity Concord Street Trust, an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated July 10, 1987 and supplemented December 1, 1988. The trust's name was changed from Fidelity Institutional Trust to Fidelity Concord Street Trust by a Supplement to the Declaration of Trust dated May 13, 1997. The Declaration of Trust was supplemented further on June 6, 1997 to incorporate changes approved by shareholders on March 19, 1997. Currently, there are five funds of the trust: Spartan Total Market Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Fidelity U.S. Bond Index Fund, and Spartan U.S. Equity Index Fund.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts     serves as the independent accountant for Spartan
Total Market Index and Spartan Extended Market Index, and    Price
Waterhouse LLP, 160 Federal Street, Boston, Massachusetts     serves
as the independent accountant for Spartan International Index. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
APPENDIX
THE WILSHIRE 5000 EQUITY INDEX (Wilshire 5000) measures the performance of all equity securities of U.S. headquartered issuers
with readily available price data. Over    7,400     security returns
are used to adjust the Wilshire 5000 on the basis of weighted capitalization.
THE WILSHIRE 4500 EQUITY INDEX (Wilshire 4500) is based on the same securities on which the Wilshire 5000 is based, excluding securities that are included in the Standard & Poor's 500 Index (S&P 500(registered trademark)). The S&P 500 includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Although some of the companies in the Wilshire 4500 have large market capitalizations, excluding the S&P 500 stocks makes the Wilshire 4500, on average, more representative of medium-to-small-capitalization stocks. The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the composition of the S&P 500 from time to time.
THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST
(EAFE(registered trademark))    INDEX     is an unmanaged, market
capitalization-weighted index that is designed to represent the daily price and total return performance of common or ordinary shares in developed markets in Europe, Australia and the Far East. Securities in the index are selected by Morgan Stanley Capital International (MSCI). To achieve a proper balance between a high level of tracking, liquidity and restricted float considerations, MSCI aims to capture 60% of each country's market capitalization, and to assure that the index reflects the industry characteristics of each country's overall market, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. From the universe of available stocks in each industry group, stocks are selected up to approximately the 60% level, subject to liquidity, float and cross-ownership considerations. In addition to market capitalization, a stock's importance may be assessed by such measures as sales, net income, and industry output. Maximization of liquidity is balanced by the consideration of other factors such as overall industry representation. Liquidity, measured by trading value as reported by the local exchange, is assessed over time based on an absolute as well as relative basis. While a hard-and-fast liquidity yardstick is not utilized, trading values are monitored to establish a "normal" level across short-term market peaks and troughs. Maximum float, or the percentage of a company's shares that are freely tradable, is an important optimization parameter but not a hard-and-fast rule for stock selection. While some exceptions are made, index constituents are included at 100% of market capitalization. A representative sample of large, medium and small companies is included in the index. Structural changes due to industry composition or regulations generally take place every one year to 18 months. These are implemented on the first business day in March, June, September and December of each year and are announced at least two weeks in advance. Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists in the form of a new issue or existing company. New issues generally undergo a "seasoning" period of one year to 18 months prior to eligibility for inclusion in the index. New issues due to an initial public offering of significant size that change a country's market and industry profiles, and generate strong investor interest likely to assure a high level of liquidity, may be included in the index immediately. The market capitalization of constituent companies is weighted on the basis of their full market value, i.e., without adjustments for "long term holdings" or partial foreign investment restrictions. To address the issue of restriction on foreign ownership, an additional series of "Free" indices are calculated for countries and markets with restrictions on foreign ownership of shares. While some exceptions apply, the index is computed using the last transaction price recorded on the dominant stock exchange in each market. WM/Reuters Closing Spot Rates as of 4:00 p.m. London Time are used for currency conversions. MSCI calculates the EAFE Index with and without giving effect to dividends paid by index companies. To reflect the performance impact of dividends paid by index companies, MSCI also estimates the total return of the EAFE index by reinvesting one twelfth of the month end dividend yield at every month end for periods after January 1, 1997, the EAFE index returns are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Dividends are deemed to be received on the payment date while the reinvestment of dividends occurs at the end of the month in which the payment date falls.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) (1) Financial Statements and Financial Highlights included in the Annual Reports for Fidelity U.S. Bond Index Fund, Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund for the fiscal year ended February 28, 1998, are incorporated herein by reference to the funds' Statements of Additional Information and were filed on April 14, 1998 for Fidelity Concord Street Trust (File No. 811-5251) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

 (b) Exhibits:
  (1)(a) Declaration of Trust dated as of July 10, 1987 was electronically filed and is incorporated by reference as Exhibit 1 to Post-Effective Amendment No. 17.
      (b) Supplement to the Declaration of Trust dated December 1, 1988 was electronically filed and is incorporated by reference as
Exhibit 1(a) to Post-Effective Amendment No. 17.
      (c) Supplement to the Declaration of Trust dated June 6, 1997 is incorporated herein by reference as Exhibit 1(c) to Post-Effective Amendment No. 27.
      (d) Supplement to the Declaration of Trust dated May 13, 1997 is incorporated herein by reference as Exhibit 1(d) to Post-Effective Amendment No. 27.
  (2) Bylaws of the Trust effective May 19, 1994 were electronically filed and are incorporated herein by reference as Exhibit 2 to Union Street Trust's Post-Effective Amendment No. 87.
  (3) None.
  (4) None.
  (5)(a) Management Contract between the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), and Fidelity Management & Research Company dated January 13, 1988 was electronically filed and is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 19.
      (b) Management Contract between the Registrant, on behalf of Spartan U.S. Equity Index Fund, and Fidelity Management & Research Company dated December 5, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(b) to Post-Effective Amendment No. 29.
      (c) Management Contract between the Registrant, on behalf of Spartan Total Market Index Fund, and Fidelity Management & Research Company dated November 3, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(c) to Post-Effective Amendment No. 29.
      (d) Management Contract between the Registrant, on behalf of Spartan Extended Market Index Fund, and Fidelity Management & Research Company dated November 3, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(d) to Post-Effective Amendment No. 29.
      (e) Management Contract between the Registrant, on behalf of Spartan International Index Fund, and Fidelity Management & Research Company, dated November 3, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(e) to Post-Effective Amendment No. 29.
      (f) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan Total Market Index Fund, dated November 5, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(f) to Post-Effective Amendment No. 29.
      (g) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan Extended Market Index Fund, dated November 5, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(g) to Post-Effective Amendment No. 29.
      (h) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan International Index Fund, dated November 5, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(h) to Post-Effective Amendment No. 29.
      (i) Sub-Advisory Agreement and Appendix A between Fidelity Management & Research Company, Bankers Trust Company, and the Registrant, on behalf of Spartan U.S. Equity Index Fund, dated December 5, 1997 was electronically filed and is incorporated herein by reference as Exhibit 5(i) to Post-Effective Amendment No. 29.
  (6)(a) General Distribution Agreement between the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), and Fidelity Distributors Corporation dated January 13, 1988 was electronically filed and is incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 19.
     (b) General Distribution Agreement between the Registrant, on behalf of Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as
Exhibit 6(b) to Post-Effective Amendment No. 17.
      (c) Amendments to the General Distribution Agreement between the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
     (d) Form of General Distribution Agreement between the Registrant, on behalf of Spartan Total Market Index Fund, and Fidelity Distributors Corporation is filed herein as Exhibit 6(d).
     (e) Form of General Distribution Agreement between the Registrant, on behalf of Spartan Extended Market Index Fund, and Fidelity Distributors Corporation is filed herein as Exhibit 6(e).
     (f) Form of General Distribution Agreement between the Registrant, on behalf of Spartan International Index Fund, and Fidelity Distributors Corporation is filed herein as Exhibit 6(f).
  (7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
     (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (8)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently know as Fidelity U.S. Bond Index
Fund), is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
      (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
      (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
    (f) Custodian Agreement, Appendix A and Appendix C, dated November 5, 1997, between Bankers Trust Company and the Registrant, on behalf of Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index is incorporated herein by reference to Exhibit 8(q) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 65 (File No. 2-52322).
    (g) Appendix B, dated December 17, 1997, between Bankers Trust Company and the Registrant, on behalf of Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index, is incorporated herein by reference to Exhibit 8(r) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 65 (File No. 2-52322).
    (i) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (k) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (l) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (m) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
      (n) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, on behalf of Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) and Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund), dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (o) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, on behalf of Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund, is filed herein as Exhibit 8(o).
    (p) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, on behalf of Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund is filed herein as Exhibit 8(p).
    (q) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, on behalf of Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan Extended Market Index Fund, is filed herein as Exhibit 8(q).
  (9) Not applicable.
  (10) Not applicable.
  (11)(a) Consent of Price Waterhouse LLP for Fidelity U.S. Bond Index Fund and Spartan U.S. Equity Index Fund is filed herein as Exhibit 11(a).

       (b) Consent of Coopers and Lybrand L.L.P. for Spartan Total Market Index Fund and Spartan Extended Market Index Fund and consent of Price Waterhouse LLP for Spartan International Index Fund is filed herein as Exhibit 11(b).
  (12) None.
  (13) Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming a reselling were electronically filed and are incorporated herein by reference as Exhibit 13 to Post-Effective Amendment No. 17.
  (14)(a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
     (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post- Effective Amendment No. 57.
     (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
     (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post- Effective Amendment No. 33.
     (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
     (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
     (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
     (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
     (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
     (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Bond Index Fund is incorporated herein by reference to
Exhibit 15(a) of Post-Effective Amendment No. 27.
      (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Equity Index Fund is incorporated herein by reference to
Exhibit 15(b) of Post-Effective Amendment No. 27.
      (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Total Market Index Fund is incorporated herein by reference to
Exhibit 15(c) of Post-Effective Amendment No. 27.
      (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Extended Market Index Fund is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 27.
      (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan International Index Fund is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 27.
  (16)(a) Schedules and data points for total return for Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index
Fund) were electronically filed and incorporated herein by reference as Exhibit 16(a) to Post-Effective Amendment No. 20.
        (b) Schedules and data points for 30-day yield for Fidelity U.S. Bond Index Portfolio (currently known as Fidelity U.S. Bond Index
Fund) were electronically filed and incorporated herein by reference as Exhibit 16(b) to Post-Effective Amendment No. 20.
        (c) Schedules and data points for moving averages for Fidelity U.S. Equity Index Portfolio (currently known as Spartan U.S. Equity Index Fund) were electronically filed and incorporated herein by reference as Exhibit 16(c) to Post-Effective Amendment No. 20.
  (17) Financial Data Schedules are filed herein as Exhibit 27.
  (18) Not Applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
February 28, 1998
Title of Class      Number of Record Holders
Fidelity U.S. Bond Index Fund  98,465

Spartan Extended Market Index Fund  1,379

Spartan International Index Fund  244

Spartan Total Market Index Fund   1,147

Spartan U.S. Equity Index Fund    1,229,656

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., FIMM, FMR
                           U.K., and FMR FAR EAST; Chairman of the Executive
                           Committee of FMR; Director of Fidelity Investments
                           Japan Limited; President and Trustee of funds advised
                           by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR FAR EAST;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR FAR EAST.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           FAR EAST; Treasurer of FMR Corp.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., and FMR FAR EAST; Secretary of FIMM.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR.



Bart A. Grenier            Vice President of High-Income Funds advised by
                           FMR;Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Richard Hazelwood          Vice President of FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



John R. Hickling           Vice President of FMR and of a fund advised by FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High income II funds advised by FMR; Associate
                           Director and Senior Vice President of Equity funds
                           advised by FMR; Previously, Vice President of High
                           Income funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin        Vice President of FMR.



Neal P. Miller             Vice President of FMR.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott A. Orr               Vice President of FMR and of funds advised by FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.



Kevin A. Richardson        Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Mark S. Rzepczynski        Vice President of FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Cynthia L. Strauss         Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.






(2)  BANKERS TRUST COMPANY (BT)
      One Bankers Trust Plaza, New York, NY 10006
 BT provides investment advisory services to Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund and Fidelity Management and Research Company. The directors and officers of BT have held, during the past two fiscal years, the following positions of a substantial nature.
Frank N. Newman         President, Chief Executive Officer, and Chair
                        man of the Board of BT and Bankers Trust New
                        York Corporation; Director of BT.



Richard H. Daniel       Vice Chairman and Chief Financial Officer of
                        BT and Bankers Trust New York Corporation;
                        Director of BT.



George J. Vojta         Vice Chairman of BT and Bankers Trust New
                        York Corporation; Director of BT.



Melvin A. Yellin        Senior Managing Director and General Counsel
                        of BT and Bankers Trust New York
                        Corporation.



David Marshall          Senior Managing Director; Chief Information
                        Officer and Executive Vice President of
                        Bankers Trust New York Corporation.



Lee A. Ault III         Director of BT.



Neil R. Austrian        Director of BT.



George B. Beitzel       Director of BT.



Philip A. Griffiths     Director of BT.



William R. Howell       Director of BT.



Vernon E. Jordan, Jr.   Director of BT.



Hamish Maxwell          Director of BT.



N. J. Nicholas Jr.      Director of BT.



Russell E Palmer        Director of BT.



Donald L. Staheli       Director of BT.



Patricia Carry Stewart  Director of BT.



G. Richard Thoman       Director of BT.



Paul A. Volcker         Director of BT.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.

Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the respective custodian for Fidelity U.S. Bond Index Fund: The Bank of New York, 110 Washington Street, New York, N.Y., 40 Water Street, Boston, MA, or the respective custodian and sub-adviser for Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund:
Bankers Trust, 130 Liberty Street, New York, New York 10006.
Item 31. Management Services

 Not applicable.
Item 32. Undertakings

(a) The Registrant undertakes for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index
Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

(b) The Registrant, on behalf of Fidelity U.S. Bond Index Fund, Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

(c) The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund, which need not be certified, within six months of the effectiveness of the funds' initial registration statement, provided such filing is then required by regulations of the Securities and Exchange Commission.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of April 1998.
      Fidelity Concord Street Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          April 14, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      April 14, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        April 14, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        April 14, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        April 14, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        April 14, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        April 14, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        April 14, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        April 14, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        April 14, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        April 14, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        April 14, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        April 14, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates